                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                              The Shaw Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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

                           (THE SHAW GROUP INC. LOGO)

                              THE SHAW GROUP INC.
                                4171 ESSEN LANE
                          BATON ROUGE, LOUISIANA 70809

                       NOTICE OF THE 2003 ANNUAL MEETING
                                OF SHAREHOLDERS

     PLEASE TAKE NOTICE that the 2003 Annual Meeting of Shareholders (the "Annual Meeting") of The Shaw Group Inc., a Louisiana corporation (the "Company"), will be held at the Radisson Hotel, 4728 Constitution Avenue, Baton Rouge, Louisiana, on Friday, January 24, 2003, at 9:00 a.m. to consider and act upon:

          (1) the election of seven members to the Board of Directors, each for a one-year term;

          (2) a proposal to approve an amendment to the Company's 2001 Employee Incentive Compensation Plan to increase by 1,500,000 shares the number of shares of the Company's common stock, no par value reserved for issuance thereunder; and

          (3) such other business as may properly come before the Annual Meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on December 18, 2002, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

     Your proxy card is enclosed. You are cordially invited to attend the Annual Meeting, but if you do not expect to attend or if you plan to attend but it is more convenient for the designated proxies to vote your shares, please execute, date and return the enclosed proxy card in the enclosed postage-paid envelope as soon as possible to ensure that your shares will be voted at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                   /s/ GARY P. GRAPHIA
                                                Gary P. Graphia, Secretary

December 27, 2002
Baton Rouge, Louisiana

                                   IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE INDICATE YOUR WISHES, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, FOR WHICH A RETURN ENVELOPE IS PROVIDED.

                              THE SHAW GROUP INC.
                                4171 ESSEN LANE
                          BATON ROUGE, LOUISIANA 70809

                                PROXY STATEMENT

     The accompanying Proxy is solicited on behalf of the Board of Directors of The Shaw Group Inc. (the "Company") for use at the 2003 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, January 24, 2003, at 9:00 a.m., at the Radisson Hotel, 4728 Constitution Avenue, Baton Rouge, Louisiana, and any adjournments thereof. Only shareholders of record at the close of business on December 18, 2002 (the "Record Date"), will be entitled to notice of, and to vote at, the Annual Meeting. The Company anticipates that this Proxy Statement and the accompanying Proxy will be first sent or given to the Company's shareholders on approximately December 27, 2002.

GENERAL

     The purpose of the Annual Meeting is to consider and act upon the matters that are set forth in the accompanying Notice of the Annual Meeting of Shareholders and in this Proxy Statement. The holders of shares having a majority of the voting power of the Company's common stock, no par value (the "Common Stock"), issued and outstanding and entitled to vote at the Annual Meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each shareholder who signs and returns the enclosed form of Proxy will be counted, in accordance with the voting procedures outlined in this Proxy Statement and in the Company's articles of incorporation, for purposes of determining the presence of a quorum at the Annual Meeting, whether or not the shareholder abstains on any or all matters to be acted on at the Annual Meeting. Abstentions will be counted towards the calculation of a quorum. Broker non-votes (which result when a broker or nominee holding shares for a beneficial owner lacks discretionary power to vote and has not received specific voting instructions from the beneficial owner) will be counted towards fulfillment of quorum requirements. Any shareholder filing a Proxy has the power to revoke it at any time before it is exercised by providing written notice of revocation to the Secretary of the Company or by filing a properly executed Proxy of a later date with the Secretary of the Company.

     At the Annual Meeting, the shareholders will consider and elect seven members to the Company's Board of Directors. The enclosed form of Proxy provides a means for a shareholder to vote for all the nominees for director listed thereon, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Each Proxy will be voted in accordance with the shareholder's directions indicated thereon. Article III of the Company's by-laws provides that directors are elected by a plurality of the votes cast. The seven nominees receiving the most votes will be elected as members of the Board of Directors. There is no cumulative voting. Accordingly, the withholding of authority by a shareholder (including broker non-votes) will not be counted in computing a plurality, and thus, will have no effect on the results of the election of directors.

     The enclosed form of Proxy also provides a means for a shareholder to vote for, against or abstain from voting on a proposal to approve an amendment to the Company's 2001 Employee Incentive Compensation Plan ("Proposal 2"). The affirmative vote of a majority of the voting power of the Common Stock, present in person or represented by proxy and entitled to vote at the meeting, is required for approval of Proposal 2. An abstention with respect to Proposal 2 will have the effect as a vote against it. Broker non-votes will be treated as shares not present and not entitled to vote with regard to Proposal 2.

     Approval of any other matters as may properly come before the Annual Meeting will require the affirmative vote of a majority of the voting power present in person or represented by proxy and entitled to vote at the Annual Meeting. Each Proxy will be voted in accordance with the shareholder's directions indicated thereon.

     Unless a shareholder specifies otherwise, the enclosed Proxy, if properly executed and duly returned, will be voted FOR the election of the seven director nominees listed hereinafter under the caption "Election of

Directors" and FOR Proposal 2 that is more fully described hereafter under "Proposal 2 -- To Approve an Amendment to Increase the Number of Shares Reserved for Issuance Under the Company's 2001 Employee Incentive Compensation Plan."

     The cost of preparing, assembling, printing and mailing this Proxy Statement, the form of Proxy, and the Notice of the Annual Meeting of Shareholders will be paid by the Company. In addition to solicitation of Proxies through mailings, Proxies may also be solicited personally by certain directors, officers and employees of the Company, and no additional compensation will be paid to such individuals. Proxies will also be solicited by Georgeson Shareholder Services, Inc., whose fee of approximately $5,500 plus out-of-pocket expenses will be paid by the Company. The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of Proxies, proxy materials and annual reports as they may require for mailing to beneficial owners and will reimburse them for their reasonable expenses incurred in connection therewith.

     As of November 30, 2002, the Company had issued and outstanding and entitled to vote approximately 37,732,416 shares of Common Stock. The Common Stock is the only outstanding class of voting securities of the Company.

     The Company's principal executive offices are located at 4171 Essen Lane, Baton Rouge, Louisiana, 70809, and the Company's telephone number is (225) 932-2500.

VOTING RIGHTS OF COMMON STOCK

     Article IV of the Company's articles of incorporation provides generally that each outstanding share of Common Stock will entitle the holder thereof to five votes, except that holders of outstanding shares of Common Stock with respect to which there has been one or more specified changes in beneficial ownership during the four years immediately preceding the Record Date (December 18, 2002) will be entitled to only one vote per share. Thus, shares owned since December 18, 1998, or an earlier date, and as to which there have been no such specified changes in beneficial ownership since December 18, 1998, will entitle the holder thereof to five votes per share. The actual voting power of each holder of Common Stock will be based on stock ownership on the Record Date as set forth in shareholder records at the date of the Annual Meeting. See "Confirmation of Beneficial Ownership" below for a more detailed discussion of
(i) the provisions of the articles of incorporation of the Company relating to the voting rights of the holders of the shares of Common Stock and the manner of determination thereof; and (ii) certain procedures shareholders should follow to confirm to the Company their beneficial ownership of shares of Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Common Stock as of November 30, 2002 (except as otherwise noted), with respect to (i) each director and each nominee for director; (ii) each executive officer of the Company for whom compensation information is disclosed under the heading "Executive Compensation;" (iii) all executive officers and directors as a group; and (iv) each person, or group of affiliated persons known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock. Each of the following shareholders has sole voting and investment power with respect to shares beneficially owned by such shareholder, except to the extent that authority is shared by spouses under applicable law, or as otherwise noted.

                                                                                        PERCENT
                                                              BENEFICIAL   OWNERSHIP   OF VOTING
DIRECTORS, NOMINEES AND NAMED EXECUTIVE OFFICERS                SHARES      PERCENT    POWER(13)
------------------------------------------------              ----------   ---------   ---------
J.M. Bernhard, Jr.(1).......................................  1,966,132       5.0%       15.4%
Albert McAlister(2).........................................    147,104        *          1.5%
Richard F. Gill(3)..........................................    169,750        *           *
Robert L. Belk(4)...........................................    198,500        *           *
David W. Hoyle(5)...........................................     45,000        *           *
Mitchell A. Rayner(6).......................................     58,749        *           *
William H. Grigg(7).........................................     25,000        *           *
L. Lane Grigsby(8)..........................................     20,700        *           *
John W. Sinders, Jr.(9).....................................     85,500        *           *
T.A. Barfield, Jr.(10)......................................     43,125        *           *
Charles E. Roemer, III......................................         --        *           *
All executive officers, directors and director-nominees as a
  group (17 persons)(11)....................................  2,815,635       7.1%       18.6%
OTHER PERSONS

Snyder Capital Management, LP(12)
350 California Street
Suite 1460
San Francisco, California 94104-1436........................  2,255,100       5.4%        4.9%

---------------

  *  less than 1%

 (1) Includes 600,000 shares of which Mr. Bernhard may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

 (2) Includes 225 shares beneficially owned by Mr. McAlister's spouse and 10,000 shares of which Mr. McAlister may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

 (3) Includes 152,500 shares of which Mr. Gill may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

 (4) Includes 104,740 shares of which Mr. Belk may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

 (5) Includes 6,250 shares beneficially owned by Mr. Hoyle's spouse and 17,000 shares of which Mr. Hoyle may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

 (6) Includes 58,749 shares of which Mr. Rayner may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership in 60 days.

 (7) Includes 19,000 shares of which Mr. Grigg may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

 (8) Includes 9,000 shares of which Mr. Grigsby may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

 (9) Includes 15,500 shares of which Mr. Sinders may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

(10) Includes 43,125 shares of which Mr. Barfield may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

(11) Includes 6,475 shares owned of record by spouses of executive officers and directors and 1,084,739 shares of which executive officers and directors may be deemed to be the beneficial owners as a result of rights they may exercise to acquire beneficial ownership within 60 days.

(12) Number of shares beneficially owned by Snyder Capital Management, LP at September 30, 2002 as indicated by a Form 13-F Holdings Report File Number 28-6636 as filed with the Securities and Exchange Commission.

(13) Based upon information contained in the stock records of the Company as of the Record Date, or other information that is otherwise available to the Company as of the date of this Proxy Statement.

ELECTION OF DIRECTORS

     The Nominating and Corporate Governance Committee has recommended to the Board of Directors and the Board of Directors of the Company has unanimously nominated seven individuals for election as directors at the Annual Meeting. Each of these nominees, other than Charles E. Roemer, III, is presently a director of the Company. Each nominee director is to be elected for a term of one year and to serve until the next annual meeting of shareholders or until his successor is elected and has been qualified; provided, however, that if the number of directors is ever increased to twelve or more, then, pursuant to
Article III, Section 2 of the Company's by-laws, at the next shareholders' meeting at which directors are to be elected, the Board of Directors will be divided into three classes, and directors will serve staggered three year terms.

     The enclosed form of Proxy confers discretionary authority with respect to the election of the nominees for director specified in this Proxy Statement and the accompanying Proxy, but does not allow any authority to be conferred or exercised to vote for the election of any person as a director other than the persons named in this Proxy Statement and the accompanying Proxy unless, for some reason not known as of the date hereof, one or more of such nominees should become unavailable. In such event, it is intended that the Proxy would be voted for one or more substitute nominees designated by the Board of Directors prior to the Annual Meeting. The Board has no reason to believe that any nominee will be unable or unwilling to serve. In order to be elected as a director, a nominee must receive a plurality of the votes cast by the holders of Common Stock. The seven nominees receiving the most votes will be elected as members of the Board of Directors. The name, age, principal occupation or employment and other data regarding each director nominee, based on information provided by the nominee, are set forth below:

          J. M. Bernhard, Jr., age 48, the Company's founder, has been President, Chief Executive Officer and a director of the Company since its inception in August 1987. Mr. Bernhard has been Chairman of the Board since August 1990. Mr. Bernhard has spent over 21 years in the pipe fabrication business. Immediately prior to his position with the Company, Mr. Bernhard was Vice President and General Manager of Sunland Services, a pipe fabrication company, and served on the board of directors of Barnard and Burk Engineers & Constructors.

          Albert McAlister, age 51, has been one of the Company's directors since April 1990. Since 1975, Mr. McAlister has been a partner in the law firm of McAlister & McAlister, P.A. in Laurens, South Carolina. He served as Chairman of the Democratic Party in South Carolina from 1990 until 1994.

          L. Lane Grigsby, age 60, has served as one of the Company's directors since January 1995. Mr. Grigsby is Chairman of the Board of Cajun Constructors, Inc., for which he also served as President and Chief Executive Officer from April 1973 until June 1994. He has over 30 years of experience in the industrial construction industry. He also serves as an officer or director for several industry and charitable organizations, including the Associated Builders and Contractors and the Louisiana Association of Business and Industry.

          David W. Hoyle, age 63, has served as one of the Company's directors since January 1995. For the past 13 years, he has been self-employed, primarily as a real estate developer. He has been a member of the Senate Chamber of the North Carolina General Assembly since 1992. Senator Hoyle is the Chairman of the Board of Directors of Citizens South Banking Corporation, a bank holding company, and is Chairman of the Board of Directors of its wholly-owned subsidiary, Citizens South Bank. Senator Hoyle also serves as a director of several private corporations as well as of several civic, educational and charitable organizations.

          John W. Sinders, Jr., age 48, has served as one of the Company's directors since March 1995. He has served as Managing Director of Jefferies & Company, Inc. ("Jefferies"), an investment banking firm, since November 2001. He served as Managing Director of RBC Dominion Securities Corporation, an investment banking firm, from August 1999 to November 2001. From 1993 until 1999, Mr. Sinders served as an Executive Vice President of Jefferies. Mr. Sinders served as a Managing Director of Howard Weil Labouisse Friedrichs Incorporated, an investment banking firm, from 1987 until 1993. He was a member of the board of directors of Howard Weil from 1990 until 1993. Prior to joining Howard Weil, he was a partner with the McGlinchey, Stafford law firm in New Orleans.

          William H. Grigg, age 70, has served as one of the Company's directors since January 1998. He is the retired Chairman of the Board and Chief Executive Officer of Duke Power Company, now Duke Energy Corporation, one of the world's largest energy companies. Mr. Grigg began his career at Duke Power in 1963. He served as Chairman and Chief Executive Officer from April 1994 until June 1997. Prior to being elected Chairman, he served as Vice Chairman of the Board for three years. Mr. Grigg is on the board of directors of The Nations Fund family of mutual funds, Associated Electric and Gas Insurance Services Ltd. (a mutual casualty insurance company), Kuhlman Electric Company, Inc. and Faison Enterprises (a real estate development company). He is a member of several civic and charitable organizations serving on the Board of the Foundation for the Carolinas and as Chairman of the Lynwood Foundation.

          Charles E. Roemer, III, age 59, is a new nominee for director. Mr. Roemer served as Governor of the State of Louisiana from 1988 to 1992. In 1980, Mr. Roemer was elected to the United States Congress to represent the 4th Congressional District of Louisiana, and served in that position for four terms. Mr. Roemer presently serves as the Interim President of The Business Bank, a wholesale business bank serving small and medium sized businesses and professionals in Louisiana, which he co-founded in 1998. In 1999, Mr. Roemer co-founded each of FG Group, L.L.C., a trading company between enterprises in the Far East and the United States and Bio-Prep, which specializes in the design and direct sale of information packages and protective kits for protection of individuals against bio-terrorist attacks. In 1998, he formed Roemer Development, a company designing, building and operating Continuous Care Retirement Communities in not-for-profit association with colleges and universities.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE SEVEN NOMINEES FOR DIRECTOR.

BOARD MEETINGS, COMMITTEES AND COMPENSATION OF DIRECTORS

     During the fiscal year ended August 31, 2002 ("fiscal 2002"), ten meetings of the Board of Directors were held. Each incumbent director who is a nominee for re-election attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which each such director served during fiscal 2002.

     During fiscal 2002, the Board of Directors created a new committee known as the Nominating and Corporate Governance Committee (the "Nominating Committee"). The following directors serve on the Nominating Committee: L. Lane Grigsby (Chairman), William H. Grigg and David W. Hoyle. While the Nominating Committee did not meet during fiscal 2002, it met in fiscal 2003 for purposes of considering nominees for director for the 2003 Annual Meeting of Shareholders. The primary functions of the Nominating Committee include the following:

     - to recommend to the Board the director nominees for election at the annual meeting of shareholders;

     - to recommend to the Board director nominees for each committee of the Board;

     - to advise the Board about appropriate composition of the Board and its committees;

     - to advise the Board about and recommend appropriate corporate governance practices; and

     - to assist the Board in its annual review of the performance of the Board and its committees.

The Nominating Committee intends, during 2003, to establish procedures for the consideration by it of persons recommended by shareholders for nomination as directors. Actual nominations by shareholders may be made only in the manner specifically provided in the Company's by-laws. See "Shareholder Proposals" below for information on shareholder nominations.

     The following directors serve on the Audit Committee: William H. Grigg (Chairman), John W. Sinders, Jr. and Albert McAlister. The Audit Committee met six times during fiscal 2002. The primary purpose of the Audit Committee is to assist the Board of Directors in the Board's oversight of:

     - the integrity of the Company's financial statements;

     - the Company's compliance with legal and regulatory requirements;

     - the Company's systems of internal accounting and financial controls;

     - the performance of the annual independent audit of the Company's financial statements;

     - the independent auditor's qualifications and independence; and

     - the performance of the Company's internal audit function.

For additional information regarding Audit Committee functions and activities, see "Audit Committee Report" below and the Audit Committee Charter, as amended and restated, a copy of which is attached to this proxy statement as Appendix A.

     The following directors serve on the Compensation Committee: David W. Hoyle and L. Lane Grigsby. The Compensation Committee met six times during fiscal 2002. The primary functions of the Compensation Committee are set forth in the "Compensation Committee Report on Executive Compensation" below.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The persons serving as members of the Compensation Committee of the Board of Directors during fiscal 2002 were David W. Hoyle and L. Lane Grigsby. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal 2002. No executive officer of the Company served during fiscal 2002 as a director or as a member of the Compensation Committee of another entity, one of whose executive officers served as a director or on the Compensation Committee of the Company.

DIRECTOR COMPENSATION

     During fiscal 2002, each non-employee director of the Company received a retainer of $11,000 per quarter and a fee of $1,000 for each meeting of the Company's Board of Directors attended. During fiscal 2002, each non-employee director serving on a committee of the Board received a fee of $250 for each committee meeting attended. Directors were also reimbursed for certain expenses in connection with their attendance at Board and committee meetings.

     In addition, pursuant to the Company's 1996 Non-Employee Director Stock Option Plan (as amended) (the "Director Plan"), each non-employee director serving as of the effective date (July 14, 1996) of the Director Plan received, and each director not serving on such effective date upon his or her initial election by the shareholders will receive, an option to purchase 5,000 shares of the Company's Common Stock. These options vest in 25% increments in each of the four years following grant. In addition, each non-employee director will be awarded an additional option to purchase 1,500 shares of the Company's Common Stock on an annual basis upon reelection to the Board. Such options will vest one year from the date of award. The exercise price for all options granted under the Director Plan is the closing price of a share of the Company's Common Stock reported on the New York Stock Exchange on the effective date of the award.

MANAGEMENT OF THE COMPANY

     The following table provides information with respect to the executive officers of the Company. Each executive officer has been elected to serve until his successor is duly appointed or elected by the Board of Directors or his earlier removal or resignation from office.

NAME                                                   AGE                   POSITION
----                                                   ---                   --------
J. M. Bernhard, Jr. .................................  48    Chairman of the Board of Directors,
                                                             President and Chief Executive Officer
Richard F. Gill......................................  59    Executive Vice President and Chief
                                                             Operating Officer; President of Stone &
                                                               Webster, Inc.
Robert L. Belk.......................................  53    Executive Vice President, Chief Financial
                                                               Officer and Treasurer
Mitchell A. Rayner...................................  47    Executive Vice President of Operations
Gary P. Graphia......................................  40    Secretary and General Counsel
T. A. Barfield, Jr. .................................  38    President, Environmental & Infrastructure
                                                               Division
David L. Chapman, Sr. ...............................  56    President, Fabrication & Manufacturing
                                                               Division
Nicholas C. Gallinaro................................  62    President, Stone & Webster Process
                                                             Division
Dorsey Ron McCall....................................  54    President, Maintenance Division
Norman C. Spence.....................................  52    President, Stone & Webster Power Division
Donald G. Stokes.....................................  60    President, Construction Division

     J. M. Bernhard, Jr. -- For personal information on Mr. Bernhard, see "Election of Directors."

     Richard F. Gill has been employed by the Company since 1997 when the Company acquired certain assets of MERIT Industrial Constructors, Inc. ("MERIT") and other affiliated entities. Mr. Gill served as President of MERIT from its founding in January 1982 until the sale of its assets to the Company in 1997. MERIT was an industrial construction and maintenance firm based in Baton Rouge, Louisiana. Mr. Gill served as the President of Shaw Process and Industrial Group, Inc., a wholly-owned subsidiary of the Company, from March 1997 until August 1998, and as Senior Vice President in charge of International and Construction Operations from September 1998 until May 1999. In May 1999, Mr. Gill was appointed Executive Vice President and Chief Operating Officer. In August 2000, Mr. Gill was appointed President of Stone & Webster, Inc., a subsidiary of the Company. Mr. Gill has over 32 years of experience in the industrial construction and maintenance industry.

     Robert L. Belk joined the Company in October 1998 as Executive Vice President, Chief Financial Officer and Treasurer. Prior to joining the Company, Mr. Belk served Ocean Energy, Inc. ("Ocean Energy") as its Executive Vice President of Administration from March 1998 until October 1998, as its Executive Vice President and Chief Financial Officer from June 1997 until March 1998, and as its Senior Vice President, Chief Financial Officer and Treasurer from 1993 until 1997. Prior to joining Ocean Energy, Mr. Belk was engaged in public accounting with national and local firms and as a sole-practitioner.

     Mitchell A. Rayner has been employed by the Company since May 1997 and served as Vice President of Shaw Power Services, Inc., one of the Company's subsidiaries from 1997 until 1998 and Vice President of U.S. Operations from 1998 to 2000. In August 2000, the Company appointed Mr. Rayner as its Senior Vice President of Fabrication and Manufacturing and in March, 2002, Mr. Rayner was appointed as Executive Vice President of Operations. Prior to joining the Company, Mr. Rayner served as one of the principal owners of

Pipeline Technology since 1994 and an owner of Performance Contractors from 1980 until 1994. Mr. Rayner has over 25 years of experience in the industrial construction, fabrication and maintenance industry.

     Gary P. Graphia has been employed by the Company since August 1999 as Secretary and General Counsel. Prior to joining the Company, Mr. Graphia practiced law with Kean, Miller, Hawthorne, D'Armond, McCowan & Jarman, L.L.P. where he was a partner. Mr. Graphia entered the practice of law in 1991 after four years with Texas Commerce Bank, Houston, Texas, where he became an Assistant Vice President.

     T. A. Barfield, Jr. has been employed with the Company since 1994, and has served the Company in various capacities, including General Counsel and Secretary, Managing Director of Shaw U.K., President of Shaw APP and Senior Vice President of Special Projects. Most recently, in May, 2002, Mr. Barfield was named President of the Company's Environmental & Infrastructure Division. Prior to joining Shaw, Mr. Barfield practiced law with Vinson & Elkins L.L.P.

     David L. Chapman, Sr., joined the Company in April 2002, as President of the Company's Fabrication & Manufacturing Division. Mr. Chapman has over 32 years of experience in the industrial fabrication business. Mr. Chapman joined the Company from Turner Industries Group, a large industrial contracting company, where he served as President of International Piping Systems, Turner International Piping Systems, and International Painting Corporation. Prior to joining Turner in 1984, Mr. Chapman was employed by Texas Pipe Bending Company for 15 years where he served most recently as Vice President of Marketing.

     Nicholas C. Gallinaro, became employed by the Company in April 2002, as President of the Stone & Webster Process Division. Mr. Gallinaro joined the Company from Kellogg Brown & Root, Inc., a large engineering, procurement and construction ("EPC") company where he served since 1994, most recently as Senior Vice President of Onshore Operations. Prior to joining Kellogg Brown & Root, Mr. Gallinaro served as a Vice President of Raytheon Engineers & Constructors, another large EPC company.

     Dorsey Ron McCall, President of the Company's Maintenance Division, became employed by the Company in August 2002. Mr. McCall joined the Company from Turner Industries Group where he served for 23 years as Senior Vice President of Construction and Maintenance of the Western Division. Prior to joining Turner, Mr. McCall worked for C.F. Braun Engineers for six years.

     Norman C. Spence joined the Company with the Company's acquisition of Stone & Webster, Incorporated, a large EPC company, in 2000, and at such time was named Vice President and General Manager of the Denver operations of the Company's Stone & Webster subsidiary. Subsequently, in April, 2002, Mr. Spence was appointed as President of the Stone & Webster Power Division. Mr. Spence became employed by Stone & Webster in 1972, and held positions in operating management, project management, business development and engineering.

     Donald G. Stokes has been employed by the Company since July 2000, when the Company acquired most of the assets of Stone & Webster. In April 2002, Mr. Stokes was appointed as President of the Company's Construction Division. Prior to the acquisition by the Company of Stone & Webster, Mr. Stokes served as Stone & Webster's Senior Vice President of Project Management from March 2000 to July 2000. Prior to joining Stone & Webster, Mr. Stokes served as Senior Vice President of Maintenance and Construction for Raytheon Engineers and Constructors ("Raytheon"), another large EPC company, from February 1999 to March 2000. Prior to joining Raytheon, Mr. Stokes served as Vice President of Construction for M.W. Kellogg, also a large EPC company, from 1991 to 1999.

EXECUTIVE COMPENSATION

     The following table contains compensation data for the last three fiscal years for the Company's Chief Executive Officer and its four other most highly compensated executive officers (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

                              ANNUAL COMPENSATION

                                                                                          LONG-TERM
                                                         ANNUAL COMPENSATION            COMPENSATION
                                                -------------------------------------   -------------
                                                                         OTHER ANNUAL    SECURITIES      ALL OTHER
                                      FISCAL                             COMPENSATION    UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION           YEAR(1)   SALARY(2)    BONUS(3)        (4)        OPTIONS(#)(5)       (6)
---------------------------           -------   ---------   ----------   ------------   -------------   ------------
J. M. Bernhard, Jr. ................   2002     $953,482    $1,000,000          --              --         $5,500
  President, Chief Executive           2001     $941,667    $2,000,000          --              --         $5,333
  Officer and Chairman of the Board    2000     $733,333    $1,000,000          --         400,000         $5,989

Richard F. Gill.....................   2002     $664,306    $  500,000     $79,966          15,000         $5,500
  Executive Vice President             2001     $632,397    $  500,000     $75,054              --         $5,250
  and Chief Operating Officer;         2000     $419,031    $  350,000          --         160,000         $6,030
  President of Stone & Webster, Inc.

Robert L. Belk......................   2002     $463,573    $  400,000          --          10,000         $5,500
  Executive Vice President,            2001     $443,647    $  400,000          --              --         $5,250
  Chief Financial Officer and
    Treasurer                          2000     $318,750    $  250,000          --         150,000         $5,250

Mitchell A. Rayner..................   2002     $327,538    $  200,000          --          15,000         $5,500
  Executive Vice President             2001     $270,321    $  200,000          --              --         $5,250
  of Operations                        2000     $195,000    $  100,000          --          30,000         $5,250

T. A. Barfield, Jr. ................   2002     $319,621    $  218,151          --          10,000         $5,500
  President, Environmental &           2001     $240,362    $  175,000          --              --         $5,698
  Infrastructure Division              2000     $187,845    $  100,000          --          20,000         $4,088

---------------

(1) The Company's fiscal year ends on August 31.

(2) From time to time, executive officers receive raises that are made retroactive to prior periods. These raises may overlap fiscal periods. The entire amount of the retroactive payment is reported in the year such amount is received.

(3) The bonuses paid for 2002 to each of the Named Executive Officers (including Mr. Bernhard) and to Mr. Bernhard for fiscal 2001, were paid as a result of the achievement by the Company of specific and preestablished Company performance goals. A portion of Mr. Barfield's bonus ($18,151) is the fiscal 2002 accrual of a separate, individual incentive bonus award to Mr. Barfield in July 2002. All other bonuses in the table were paid at the discretion of the Compensation Committee of the Board of Directors. For more information, see "Compensation Committee Report on Executive Compensation" below.

(4) Perquisites and other personal benefits, except for those for Mr. Gill in 2002 and 2001, have not been disclosed in the "Other Annual Compensation" column since, in the aggregate, they did not exceed the lesser of either $50,000 or 10% of total salary and bonus. As a result of Company record keeping procedures, the amounts disclosed for Mr. Gill for 2002 and 2001, constitute total personal benefits for the calendar years of 2001 and 2000, respectively. Of the 2002 and 2001 totals for Mr. Gill, $58,014 and $58,014 represent forgiveness of interest for the calendar years 2001 and 2000, respectively.

(5) Denotes shares of Common Stock of the Company that may be purchased upon exercise of options awarded pursuant to the Company's employee stock option plans. All options have been granted at an exercise price of 100% of the fair market value of the Common Stock on the date of grant. For additional information regarding options granted during fiscal 2002, see "Option Grants in Last Fiscal Year" and for information regarding current holdings of options, see "Options Exercised and Fiscal Year-End Option Values."

(6) Represents the Company's contribution on behalf of the officers to the Company's 401(k) plan. As a result of non-discrimination testing of highly compensated employees, refunds of employee 401(k) withholdings and the forfeiture of the corresponding Company contribution may take place in subsequent years. The Company contributions reflected in this table have not been reduced for past or potential forfeitures as a result of non-discrimination testing.

OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE
                                      % OF TOTAL                                        VALUE AT ASSUMED
                         NUMBER OF     OPTIONS                                        ANNUAL RATE OF STOCK
                         SECURITIES   GRANTED TO                                     PRICE APPRECIATION FOR
                         UNDERLYING   EMPLOYEES     EXERCISE                             OPTION TERM(2)
                          OPTIONS     IN FISCAL      PRICE                           -----------------------
NAME                     GRANTED(1)      YEAR      $/SHARE(2)    EXPIRATION DATE         5%          10%
----                     ----------   ----------   ----------    ---------------     ----------   ----------
J. M. Bernhard, Jr. ...        --          --            --                     --          --           --
Richard F. Gill........    15,000        1.8%        $26.00     September 20, 2011    $245,269     $621,560
Robert L. Belk.........    10,000        1.2%        $26.00     September 20, 2011    $163,513     $414,373
Mitchell A. Rayner.....    15,000        1.8%        $26.00     September 20, 2011    $245,269     $621,560
T.A. Barfield, Jr. ....    10,000        1.2%        $26.00     September 20, 2011    $163,513     $414,373

---------------

(1) The options are generally exercisable in four 25% annual installments beginning one year from the date of grant, with exercise prices equal to the fair market value of a share of Common Stock on the date of grant.

(2) Based upon the closing price of a share of the Company's Common Stock listed on the New York Stock Exchange on the date of award.

OPTIONS EXERCISED AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information (at August 31, 2002) regarding
(i) the number of shares received and the value realized upon exercise of stock options during fiscal 2002 by any of the Chief Executive Officer and the Named Executive Officers, and (ii) the number and value of exercisable and unexercisable options held by any of the Chief Executive Officer and the Named Executive Officers.

                                                                                     VALUE OF UNEXERCISED
                                                          NUMBER OF SHARES          IN-THE-MONEY OPTIONS AT
                                                       UNDERLYING UNEXERCISED           FISCAL YEAR END
                            SHARES                           OPTIONS AT           ---------------------------
                          ACQUIRED ON      VALUE           FISCAL YEAR-END        EXERCISABLE   UNEXERCISABLE
NAME                      EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE     (1)(2)         (2)(3)
----                      -----------   -----------   -------------------------   -----------   -------------
J. M. Bernhard, Jr. ....        --             --               500,000/300,000   $3,768,750     $1,256,250
Richard F. Gill.........        --             --               114,375/129,375   $  431,836     $  431,836
Robert L. Belk..........    23,866       $573,082                88,634/122,500   $  171,277     $  471,094
Mitchell A. Rayner......        --             --                 34,999/50,001   $  251,250     $  251,250
T.A. Barfield, Jr. .....        --             --                 25,313/35,312   $  192,370     $  192,357

---------------

(1) The exercise price of all in-the-money exercisable options is $4.19 per share.

(2) The values are based upon the closing price reported on the New York Stock Exchange of the Common Stock on August 31, 2002 ($16.75).

(3) The exercise price of all in-the-money unexercisable options is $4.19 per share.

AUDIT COMMITTEE REPORT

     The following directors are members of the Audit Committee: William H. Grigg (Chairman), John W. Sinders, Jr. and Albert McAlister, none of whom is an officer of the Company and each of whom is considered by the Board of Directors as satisfying the independence and financial literacy standards of the New York Stock Exchange. Furthermore, two of the members of the Audit Committee, William H. Grigg and John W. Sinders, Jr., have accounting and related financial management expertise, as determined by the Board of Directors in its business judgment. Despite Mr. Sinders' present affiliation with Jefferies & Company, Inc. and his former affiliation with RBC Dominion Securities Corporation, each an investment banking firm that has performed investment banking services for and on the Company's behalf, the Board of Directors has determined, in its business judgment, that such relationships do not and will not interfere with the exercise of Mr. Sinders' independent judgment on behalf of the Company. Furthermore, the Board believes that due to his significant accounting and related financial management experience, Mr. Sinders is well-qualified to serve on the Audit Committee.

     The Audit Committee performs the functions described in its charter, which has been amended and restated, and is filed as Appendix A to this Proxy Statement. While the Audit Committee oversees the Company's financial reporting process, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations. These are the responsibilities of the Company's management and the Company's independent auditor.

     Prior to June 26, 2002, the Company's independent auditor was Arthur Andersen LLP ("Arthur Andersen"). The Company dismissed Arthur Andersen effective on June 26, 2002, and engaged Ernst & Young LLP ("Ernst & Young") to serve as its independent auditor for the fiscal year ending August 31, 2002. The Arthur Andersen dismissal and the Ernst & Young engagement were recommended by the Audit Committee and approved by the Company's Board of Directors. For more information on these matters, please see "Auditor Services" below.

     The Audit Committee held six meetings during fiscal 2002. The meetings were designed to facilitate and encourage communication between the Audit Committee, the Company's internal auditors and the Company's independent public accountants.

     During certain of these meetings, the Audit Committee reviewed and discussed with management and representatives of its independent auditors, Ernst & Young, the audited financial statements to be included in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2002. The discussions with representatives of Ernst & Young also included the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received from Ernst & Young written disclosures and the letter as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with representatives of Ernst & Young the issue of the independence of Ernst & Young from the Company.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2002, filed with the Securities and Exchange Commission on November 27, 2002.

     The Audit Committee of the Board of Directors
        William H. Grigg (Chairman)
        John W. Sinders, Jr.
        Albert McAlister

AUDIT FEES

     The following table sets forth the aggregate fees and costs incurred by the Company for: (i) professional services rendered for the audit of the Company's financial statements for the fiscal year ended August 31, 2002 and the reviews of the financial statements included in the Company's Form 10-Q reports for the fiscal year ended August 31, 2002; (ii) professional services rendered in connection with financial information systems design and implementation, and (iii) other professional services rendered by the Company's principal accountant and billed during the fiscal year ended August 31, 2002:

Audit Fees(1)...............................................  $1,715,295
Financial Information Systems Design And Implementation
  Fees(2)...................................................  $      -0-
All Other Fees
  Audit Related Services(2).................................  $   28,258
  Nonaudit Services(2)(3)...................................  $  795,711
       Total All Other Fees.................................  $  823,969
                                                              ----------
          TOTAL.............................................  $2,539,264
                                                              ==========

---------------

(1) The Audit Fees include $315,000 in fees paid to other accounting firms, including Arthur Andersen (which was paid $90,049 of the foregoing total) for services rendered by such firms.

(2) Does not include $8,126,007 in fees paid by the Company to Arthur Andersen that are not otherwise included under the item "Audit Fees" in the above table. These fees paid to Arthur Andersen include fees of $4,417,669 for financial information systems design and implementation, and fees of $3,708,338 for nonaudit services. Nonaudit services rendered by Arthur Andersen include acquisition due diligence services, merger integration assistance and tax consulting services.

(3) Nonaudit services rendered by Ernst & Young represent primarily tax compliance and tax consulting services and include fees paid to Ernst & Young prior to its engagement in June 2002, as the Company's principal independent accountant.

     The Company's Audit Committee reviews audit and non-audit services performed by the Committee's independent public accountants as well as the fee charged for such services. In its review of all non-audit service fees, the Audit Committee considers among other things, the possible effect of such services on the auditor's independence.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has been appointed by the Board as the administrator of the Company's compensation programs for executive officers and key employees. During fiscal 2002, the Committee was comprised of two non-employee directors, David W. Hoyle and L. Lane Grigsby.

     The duties of the Committee generally are:

     - to review the Company's incentive compensation plans and equity-based plans and make a determination regarding whether such compensation and benefit plans are consistent with corporate objectives;

     - to review and approve the Chief Executive Officer's recommendations regarding:

      - the compensation of all officers of the Company;

      - awards under the Company's stock option plans and any other benefit plans of the Company;

      - the adoption of and/or major changes to major compensation policies and practices of the Company; and

      - employment agreements, severance arrangements, and change in control provisions/agreements, in each case as, when, and if appropriate;

     - to review and make recommendations to the Board regarding the compensation of all directors;

     - to establish and approve corporate goals and objectives relevant to the compensation payable to the Chief Executive Officer, evaluate the Chief Executive Officer's performance in light of the goals and objectives and set the Chief Executive Officer's compensation level based on this evaluation; and

     - to produce an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations.

In performing the above described duties, the Committee seeks to attain the following corporate objectives: (a) to attract, motivate and retain competent employees focused on enhancing shareholder value; (b) to correlate compensation with Company objectives and strategies; (c) to provide compensation opportunities that are linked to the performance of the Company; and (d) to align employee incentives with those of the Company's shareholders. No specific weighting is assigned to any of these objectives by the Committee in making decisions regarding compensation for the Chief Executive Officer (the "CEO") or other executive officers or key employees of the Company.

     Set forth below is a discussion of the Company's executive compensation program, including a description of the decisions and actions of the Committee during fiscal 2002 with respect to compensation for the CEO and other executive officers and key employees of the Company as a group.

MANAGEMENT COMPENSATION

     Base Salary. In determining appropriate base salaries, the Committee, among other factors, considers competitive market forces as they relate to attracting and retaining highly talented executives. The Committee also considers job responsibility, experience, tenure and the cost of living in the areas where the Company's offices and facilities are located. The Stone & Webster acquisition in fiscal 2000 and the IT Group acquisition in fiscal 2002 have resulted in a significant expansion of the Company's operations and have dramatically increased the duties and responsibilities of the Company's executives and senior officers. Based upon recommendations of the CEO, and in light of such increased duties and responsibilities, the Committee approved raises for fiscal 2002 for certain members of the Company's executive and senior management, including Messrs. Gill, Belk, Rayner, Barfield, Stokes, Spence and Graphia. The Committee believes that such raises will generally motivate and encourage such persons to continue in the employ of the Company. For discussion of the CEO's base salary, see "Compensation of the Chief Executive Officer" below.

     Cash Bonuses. For the fiscal 2002 year end, the Committee approved bonuses for executives and key officers. The bonuses paid to the executive officers became payable as a result of the attainment of a specific performance goal pre-established by the Committee under the 2001 Plan. The Committee awarded bonuses to officers and employees based upon the Company's attainment of record operating results for fiscal 2002, contributions of certain employees to the Company's successful acquisition of IT Group in fiscal 2002 as well as a survey of total cash compensation paid by comparably sized companies. For fiscal 2001, the Committee approved discretionary cash bonuses that were paid to executives and key officers (other than the CEO) as a result of record operating results achieved by the Company in fiscal 2001. The CEO's bonuses in fiscal 2001 and fiscal 2002 were based upon the achievement by the Company of specific performance goals that had been previously established by the Committee. For information concerning the bonuses paid to the CEO, see "Compensation of Chief Executive Officer" below.

     Awards of Stock Options. During fiscal 2002, stock options covering an aggregate of 837,500 shares of Common Stock were awarded to officers and key employees of the Company including the executive officers of the Company other than the CEO. The options have exercise prices ranging from $16.98 to $34.35 per share (the fair market value on the date of grants) and vest in four 25% annual increments beginning one year following the date of award. The Company has used, and plans to continue to use the award of stock options to align the interests of the recipients with the interests of the Company's shareholders and to provide an incentive for the key employees (and executives) to remain in the employ of the Company. The award of stock options provides key employees with an additional incentive to promote the financial success of the Company as reflected in increased value in the Company's Common Stock.

     The Committee recommended to the Board of Directors an amendment to the 2001 Plan to increase by 1,500,000 shares the number of shares of Common Stock reserved for issuance under the 2001 Plan. The Committee believes that an increase is desirable due to the addition of 6,000 - 7,000 new employees resulting from the IT Group acquisition and is necessary to continue to attract, motivate and retain participants in the 2001 Plan. See "Proposal 2 -- To Approve an Amendment to Increase the Number of Shares Reserved for Issuance Under the Company's 2001 Employee Incentive Compensation Plan."

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     During fiscal 2001, the Company engaged a compensation consultant, Towers Perrin, to provide consultation services in respect of the compensation package for the CEO. Towers Perrin conducted market research, evaluated compensation packages being paid to top executives of companies that compete with the Company or that have comparable market capitalizations, and provided a report to the Committee concerning the compensation of the CEO. Based upon the Towers Perrin report, during fiscal 2001 the Committee recommended a new Employment Agreement for the CEO, which the Board of Directors approved. The Employment Agreement is discussed in greater detail below, under the heading "Employment Agreements and Change of Control Arrangements." In general, the Employment Agreement provides for a base salary of $950,000 per year (subject to increase by the Board of Directors) and bonuses that are paid pursuant to any bonus program of the Company or, in the absence of a program, at the Board's discretion.

     The CEO was paid a bonus of $1,000,000 for 2002 based upon the attainment by the Company of pre-established Company performance goals. The bonus was payable pursuant to the 2001 Plan. The Committee believes that the CEO has contributed substantially to (i) the record operating results attained by the Company in fiscal 2002 and (ii) the successful acquisition of IT Group and, therefore, believes that his 2002 compensation is substantially linked to Company performance.

     Prior to the engagement of Towers Perrin, the Committee approved a bonus for the CEO pursuant to the 2001 Plan of $2,000,000, subject to the attainment by the Company of a specified performance goal for fiscal year 2001. The Company attained the performance goal and the bonus became payable to the CEO.

     The Committee believes that the CEO's substantial holdings of Common Stock align his interests with those of the Company's shareholders, and that the award of stock options covering an aggregate of 800,000 shares of Common Stock over the past several years provides meaningful incentive and motivation for his performance, as well as strengthens the alignment of his interests with those of the Company's shareholders in general.

SECTION 162(m) POLICY

     Section 162(m) of the Internal Revenue Code limits the deductibility of certain compensation and benefits paid to the chief executive officer and the four highest paid executive officers in excess of $1 million to each of them. The Committee believes that the compensation payable for fiscal 2002 will not result in any substantial loss of tax deductions for the Company. The bonuses payable to Mr. Bernhard and the other executive officers of the Company for fiscal 2002 were based upon the attainment of a pre-established Company performance condition pursuant to the terms of the 2001 Plan and the Company's deductions with respect to such bonuses should not be limited by Section 162(m). Also, the 2001 Plan has been designed to meet the requirements in Section 162(m) for stock options, including the requirements that all options have an exercise price that is no less than the fair market value of the Common Stock on the grant date and that the plan state the maximum number of shares that can be issued during a specified period to a participant under the Plan. Thus, the provisions of Section 162(m) should not limit the Company's ability to deduct all of the compensation income generated in connection with the exercise of stock options granted under the 2001 Plan. The 2001 Plan is further designed to provide flexibility that allows the Company to structure other awards made under the 2001 Plan to preserve the deductibility of any compensation expense over $1 million. While it is the Committee's intent to adopt policies to obtain maximum deductibility of executive compensation, consistent with the objectives of the Company's executive compensation program outlined above, the Committee is cognizant of the need for flexibility in making executive compensation decisions, based on the relevant facts and circumstances, so that the best interests of the Company are maximized. As a result, under certain circumstances, executive compensation may be awarded that is not deductible.

                                                      THE COMPENSATION COMMITTEE

                                              David W. Hoyle     L. Lane Grigsby

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

     The Company and Mr. Bernhard are parties to an Employment Agreement effective as of April 10, 2001 (the "Employment Agreement") which supercedes a prior 1993 agreement, as amended. Pursuant to the terms of the Employment Agreement, Mr. Bernhard has agreed to serve as the Company's Chairman, President and Chief Executive Officer. The Employment Agreement has a ten year term that automatically renews each day following the date of the Employment Agreement for ten years so that on any given day, the remaining term of such agreement shall be ten years. Notwithstanding the foregoing, the Company or Mr. Bernhard may give notice that the Employment Agreement shall not be further renewed and that after the date fixed in such notice, the term of the Employment Agreement shall expire in ten years. The Employment Agreement provides that Mr. Bernhard will, among other things: (a) receive an annual base salary in the amount of $950,000 which may be increased by the Board of Directors. (Mr. Bernhard's base salary for fiscal 2002 was $950,000); (b) receive bonus awards under any bonus program established by the Company or in the absence of a bonus program, such bonus awards as may be as determined by the Board of Directors; (c) be included in all plans and programs of the Company that are made available to the Company's employees generally, including health, dental, disability, 401(k) and life insurance plans, vacations and holidays; and (d) receive other benefits in addition to those made available to the Company's management, including an automobile allowance and other means of transportation for his personal use and benefit.

     In the event that Mr. Bernhard resigns for Good Reason (as defined in the Employment Agreement to include, among other things, a change of control of the Company), or is discharged by the Company for reason(s) other than his Misconduct (as defined therein) or disability, the Company will be obligated to pay Mr. Bernhard, in a lump sum, his base salary in effect immediately prior to termination plus the highest bonus paid by the Company during the ten years prior to termination multiplied by the number of years remaining in the term of the Employment Agreement, which, unless prior notice had been properly given, shall be ten years. Further, upon termination for any of the reasons described above, all stock options and similar awards previously granted to Mr. Bernhard will become fully vested.

     In the event of Mr. Bernhard's death, his estate shall be entitled to a lump sum payment of one year's base salary, a prorata bonus in the amount such executive would have otherwise been entitled to receive and a death benefit of $10,000,000 (which shall be provided through the purchase of term life insurance, if available) and his surviving spouse and children shall be entitled to receive one year of paid group health and dental benefits.

     Finally, Mr. Bernhard has agreed not to compete with the Company for a period of ten years following termination of employment, and in consideration for such non-compete, the Company has agreed upon his termination to pay Mr. Bernhard a lump sum amount of $15,000,000. Upon a change of control of the Company, the entire $15,000,000 non-compete payment becomes immediately due and payable. The Company has agreed to set aside $5,000,000 per year for each of the three years following the date of the Employment Agreement to fund such non-compete payment.

     The Company and Mr. Gill are parties to an Employment Agreement dated May 5, 2000 (the "Gill Agreement"), pursuant to which Mr. Gill has agreed to serve as the Company's Executive Vice President and Chief Operating Officer. As amended by an amendment dated as of January 10, 2001, the Gill Agreement has a term of three years that is automatically renewed each day for three years so that on any given day, the remaining term of such agreement is three years. Notwithstanding the foregoing, the Company or Mr. Gill may give notice that the Gill Agreement shall not be further renewed and that after the date fixed in such notice, the term of the Gill Agreement shall expire in three years. Pursuant to the Gill Agreement, Mr. Gill is entitled to a base annual salary of, at a minimum, $415,000 (Mr. Gill's base salary for fiscal 2002 was $661,880), bonuses as paid in the discretion of the Board, reimbursement of expenses, an automobile allowance and participation in the various employee benefit plans or programs provided to employees of the Company in general. The base salary payable to Mr. Gill may be increased but may not be decreased without Mr. Gill's consent.

     In the event of the resignation by Mr. Gill for Good Reason (as defined in the Gill Agreement to include, among other things, the occurrence of certain events that constitute a change of control of the Company), termination as a result of his disability or termination by the Company for any reason other than Mr. Gill's Misconduct (as defined therein) or disability, all stock options and similar awards previously granted to Mr. Gill will become fully vested. Further, if Mr. Gill resigns for Good Reason or is terminated by the Company for any reason other than his Misconduct or disability, the Company shall be obligated to (i) pay him, in a lump sum, his base salary in effect prior to termination plus his highest bonus paid over the course of the three years prior to termination multiplied by the number of years left in the term of the Gill Agreement (which, unless notice has been properly given, shall be three years); and (ii) provide disability, accident and group health benefits for the remainder of the term of such agreement. In the event of Mr. Gill's death, his estate shall be entitled to a lump sum payment of one year's base salary and his surviving spouse and children shall be entitled to receive one year of paid group health and dental insurance benefits.

     The Company and Mr. Belk are parties to an Employment Agreement dated May 1, 2000 pursuant to which Mr. Belk has agreed to serve as the Company's Executive Vice President and Chief Financial Officer. Mr. Belk's agreement is substantially similar to the Gill Agreement described above, except that such agreement provides (i) for a base annual salary of, at a minimum, $350,000 (Mr. Belk's base salary for fiscal 2002 was $461,880), and (ii) that the term "Good Reason" shall include Mr. Bernhard ceasing to be Chairman and Chief Executive Officer of the Company.

     The Company and Mr. Barfield are parties to an Employment Agreement dated as of July 10, 2002, pursuant to which Mr. Barfield has agreed to serve as Senior Vice President for the Company. Mr. Barfield's agreement is substantially similar to the Gill Agreement, except that such agreement provides for a base annual salary of, at a minimum, $350,000.

     Certain of the Company's benefit plans include provisions relating to a change of control. These provisions have the effect of varying the benefits payable at that time from those that would be payable if no change of control had occurred. Stock options granted under the Company's Stone & Webster Acquisition Stock Option Plan vest immediately upon a change of control. Further, all stock options, stock appreciation rights, restricted stock awards and performance share awards granted under the Company's 2001 Employee Incentive Compensation Plan become fully vested upon a change of control. In addition, incentive bonuses that have been approved and accrued will become fully payable in the event of a change of control under the terms of the 2001 Plan.

STOCK PERFORMANCE GRAPH

     For the period commencing August 31, 1997, and ending August 31, 2002, the following line graph provides a comparison of the total shareholder return on the Company's Common Stock with the return of (i) the Standard & Poor's Small Cap 600 Index; (ii) an industry peer group that consists of several companies (the "Peer Group") and (iii) the Russell 2000 Index. Because of the Company's acquisitions of Stone & Webster and IT Group, the Company has determined that it is now appropriate to utilize an industry peer group (composed of Jacobs Engineering Group Inc. and Fluor Corporation) for comparison. The Company, prior to the acquisitions, believed there was no comparable peer group or line of business/industry index to which it could compare itself. As a result, the Company had included the Russell 2000 Index, which is an index of companies with comparable market capitalizations. All amounts have been calculated as if all dividends, if any, were reinvested.

 COMPARISON OF THE FIVE YEAR CUMULATIVE TOTAL RETURN AMONG THE SHAW GROUP INC., THE STANDARD & POOR'S SMALL CAP 600 INDEX,PEER GROUP AND THE RUSSELL 2000 INDEX*

                              [PERFORMANCE GRAPH]

* $100 INVESTED ON 8/31/97 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING AUGUST 31.

                                        8/97      8/98     8/99      8/00      8/01      8/02
                                       -------   ------   -------   -------   -------   -------
The Shaw Group Inc. .................  $100.00   $37.28   $ 94.80   $257.52   $252.95   $154.91
S&P Smallcap 600 Index...............  $100.00   $81.70   $101.48   $130.09   $130.80   $118.33
Peer Group...........................  $100.00   $69.14   $101.12   $151.12   $190.98   $143.38
Russell 2000 Index...................  $100.00   $80.60   $103.46   $131.56   $116.26   $ 98.31

     THE FOREGOING GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     John W. Sinders, Jr., a director of the Company, was a managing director of Jefferies & Company, Inc. ("Jefferies"), an investment banking firm, when Jefferies handled the repurchase of some of the shares of the Company's Common Stock, beginning in fiscal 1999, earning Jefferies approximately $74,000 in commissions. Mr. Sinders was a managing director of RBC Dominion Securities Corporation ("RBC"), also an investment banking firm, when (i) RBC was one of the managing underwriters for the Company's November 1999 public offering of shares of Common Stock earning RBC approximately $150,000 in commissions; and
(ii) RBC was a participating underwriter for the Company's October 2000 public offering of shares of Common Stock earning RBC approximately $44,000 in commissions.

     L. Lane Grigsby, a director of the Company, is the majority owner of a construction company which the Company has used on certain projects, primarily as a subcontractor. Mr. Grigsby also had a minority interest in a company that provided services to the contractor of the Company's leased building; the director has since divested himself of this interest. During fiscal 2002, the Company made total payments of approximately $20,825,000 to the two companies in which Mr. Grigsby had an interest, and owed one of the companies approximately $7,750,000 as of August 31, 2002. During fiscal 2001, the Company made payments of approximately $266,000 to one of these companies.

     Effective August 1, 2002, the Company entered into a five-year watercraft lease agreement with a corporation owned by Dorsey Ron McCall, one of the Company's executive officers. The lease was made in connection with Mr. McCall's agreement to become employed by the Company, and the payments thereunder are $10,000 per month.

     Charles E. Roemer, III, a new nominee for director of the Company, is a 20% equity owner of FG Group, L.L.C., which has a representative agreement with the Company to represent the Company's interests in Asia on a commission basis. FG Group receives an annual retainer from the Company of $100,000. The agreement is set to expire on March 1, 2003.

     The Company has, from time to time, made loans to certain of its executive officers and/or entities in which such executive officers have a material interest. Each such loan in which the indebtedness exceeded $60,000 at any time since the beginning of fiscal 2002 is listed below with the following information indicated for each (i) the name of the borrower; (ii) the nature of the borrower's relationship with the Company; (iii) the largest amount of indebtedness outstanding at any time since September 1, 2001; (iv) the amount outstanding as of August 31, 2002; and (v) the interest rate charges thereon:
(a)(i) Donald Stokes; (ii) executive officer of the Company; (iii) $150,000;
(iv) $100,000; (v) 0%; (b)(i) David L. Chapman, Sr.; (ii) executive officer of the Company; (iii) $1,000,000; (iv) $1,000,000; (v) 0%; (c)(i) Nicholas C.
Gallinaro; (ii) executive officer of the Company; (iii) $1,000,000; (iv) $1,000,000; (v) 0%; and (d)(i) Dorsey Ron McCall; (ii) executive officer of the Company; (iii) $750,000; (iv) $750,000; (v) 0%. The foregoing loans were all made in connection with the executives' agreement to become or remain employed by the Company, are evidenced by written promissory notes or other evidences of indebtedness, will be forgiven by the Company in the event the executives remain employed by the Company for certain specified time periods, but are repayable in the event such executives voluntarily terminate their employment prior to the expiration of such specified time periods.

     Effective July 30, 2002, the Sarbanes-Oxley Act of 2002 prohibits the granting of any personal loans to or for the benefit of any of our executive officers and directors and the modification or renewal of any such existing personal loans. The Company has not granted any new personal loans or modified existing personal loans to or for executive officers and directors since the effective date of this provision.

             PROPOSAL 2 -- TO APPROVE AN AMENDMENT TO INCREASE THE
           NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE COMPANY'S
                   2001 EMPLOYEE INCENTIVE COMPENSATION PLAN

     The Board of Directors is recommending for approval of the shareholders an amendment to the Company's 2001 Employee Incentive Compensation Plan (the "2001 Plan") to increase by 1,500,000 shares the number of shares of the Company's Common Stock reserved for issuance thereunder from 2,000,000 shares to 3,500,000, which amounts to approximately 9.3% of the shares of Common Stock outstanding at November 30, 2002.

SUMMARY OF THE 2001 PLAN

     The following summary of the 2001 Plan is qualified in its entirety by the specific provisions of the 2001 Plan, a copy of which is attached hereto as Appendix B.

     General. The Board of Directors and shareholders of the Company approved the adoption of the 2001 Plan in November, 2000 and January, 2001, respectively. Upon its initial adoption, 2,000,000 shares of Common Stock were reserved for issuance under the 2001 Plan. As of November 30, 2002, an aggregate of 2,000,000 shares of Common Stock remain reserved for issuance under the 2001 Plan. Awards covering 933,875 shares of Common Stock have been previously granted, thus leaving only 1,066,125 shares for future award under the 2001 Plan. The Board believes that the proposed increase is warranted as a result of the IT Group acquisition in fiscal 2002 by which the Company gained an additional 6,000-7,000 new employees, and that the increase is necessary for future awards under the 2001 Plan to attract, retain and motivate participants (including the new IT Group employees) in the 2001 Plan.

     The Company intends to register the 1,500,000 share increase on a Registration Statement on Form S-8 under the Securities Act of 1933 as soon as practicable after receiving shareholder approval. The closing price of a share of the Company's Common Stock as reported on the New York Stock Exchange on November 29, 2002 was $17.30.

     Administration and Eligibility. The Compensation Committee of the Board of Directors (the "Committee") acts as administrator of the 2001 Plan. The Committee is composed of disinterested, outside directors designated by the Board of Directors. The persons eligible to participate in the 2001 Plan include officers, employees of and consultants to the Company, as may be selected from time to time by the Committee.

     Types of Awards. Under the 2001 Plan, the Committee may award options (which may be either options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or those not intended to be incentive stock options); stock appreciation rights ("SARs"), restricted stock; performance shares and incentive bonuses.

     Terms of Awards. The Committee has the full and complete discretion to provide the terms and conditions of any award under the 2001 Plan, provided that
(i) the exercise price of an option or SAR cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant; and (ii) performance shares must have an initial value equal to the fair market value of a share of Common Stock on the date of grant. Further, no restricted stock award made to any individual participant can exceed 25,000 shares of Common Stock in any one fiscal year and no more than 25,000 shares of Common Stock may be subject to any performance share award to any individual participant in any one fiscal year. All awards under the 2001 Plan are generally non-transferable other than by will or the laws of descent and distribution. However, the Committee has the discretion to award non-statutory options that are transferable to members of a participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners.

     Change of Control. All options and SARs shall become fully exercisable, all shares of restricted stock and performance shares shall fully vest free of restrictions and all approved and accrued incentive bonuses shall be fully payable upon the occurrence of a Change of Control as defined in the 2001 Plan. A "Change of Control" is defined generally as the happening of any of the following: (i) when any person (except any shareholder who, as of January 1, 2000, owned 10% or more of the combined voting power of the Company) becomes the beneficial owner of 20% or more of the combined voting power of the Company;
(ii) when, during a period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the members of the Company's Board of Directors cease for any reason other than death or disability to constitute at least a majority thereof; (iii) the acquisition of the Company or all or substantially all of the Company's assets by a third party; or (iv) the Company files a report or proxy statement with the Securities and Exchange Commission disclosing that a change of control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction.

     Capitalization Changes. In the event that shares of Common Stock are changed into or exchanged for a different kind or number of shares of stock or other securities of the Company as a result of a stock dividend, stock split, combination of shares, merger, consolidation, reorganization, recapitalization or other change in the capital structure of or by the Company, the Committee may adjust awards and the number of shares of Common Stock subject to the Plan to preserve the benefits or potential benefits of awards thereunder.

TERM OF PLAN; AMENDMENTS

     The 2001 Plan shall terminate automatically on November 27, 2010, and the Board of Directors may suspend or terminate the 2001 Plan at any earlier time. The Board of Directors may amend the 2001 Plan from time to time in its sole discretion unless the amendment would, under applicable federal, state or local law, require shareholder approval. Further, no amendment may impair the rights of any participant without his or her consent. The Committee has the discretion to modify, extend or renew the terms of outstanding awards provided that no modification of an award may impair the rights or obligations of a participant without his or her consent.

FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS

     The following summary sets forth, in general, certain United States income tax consequences on the issuance and exercise of options under the 2001 Plan. The following statements are based on current interpretations of existing United States income tax law. The law is technical and complex and the statements below represent only a general summary of some of the applicable provisions.

     Incentive Stock Options. An employee who receives an incentive stock option generally does not recognize taxable income on the date that the incentive stock option is granted or exercised (except that the alternative minimum tax provisions may apply to the employee). However, the Company cannot deduct the incentive stock option grant as compensation expense. If the incentive stock option is exercised more than three months after the employee has left the employ of the Company (the three month period is extended to 12 months in the event of disability and is waived in the event of death), the favorable tax treatment is not available to the employee.

     With respect to the disposition of the Common Stock received pursuant to the exercise of an incentive stock option, the tax treatment depends upon whether the shares of Common Stock were disposed of within the statutory holding period. The holding period is the later of two years from the date of the grant of the incentive stock option or one year from the date that the shares were transferred to the employee upon exercise. If the employee disposes of the stock received pursuant to the exercise of the incentive stock option after the expiration of the holding period, the employee will recognize as capital gain, income on the difference between the amount received as a result of the disposition over the employee's basis in the stock. If the employee disposes of the shares prior to the expiration of the holding period, the employee must recognize as ordinary income the gain on the disposition of the Common Stock and the Company may deduct from income an amount equal to the amount that the employee recognized as ordinary income. The Company will not be entitled to any deduction in connection with any loss to the employee or the portion of any gain that is taxable to the employee as short-term or long-term capital gain.

     Non-Statutory Stock Options. A participant who is awarded a non-statutory stock option will generally incur no taxable income as a result of the grant thereof. The Company can claim no tax deduction on the date the non-statutory stock option is granted. With the exception of those instances allowed in the 2001 Plan, and discussed above, a non-statutory stock option is not transferable by the participant. If the non-statutory stock option is transferred in a non-arm's length transaction, the participant may be required to realize ordinary income at the time of the transfer to the extent of the amount realized from the disposition of the non-statutory stock option. Upon the exercise of the non-statutory stock option, the participant will be required to recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock on the exercise date over the exercise price of the non-statutory stock option. The Company will be entitled to a corresponding deduction equal to the amount of income recognized by the participant, provided the Company satisfies any federal income tax reporting requirements. Upon disposition of the Common Stock, any appreciation (or depreciation) occurring after the date the non-statutory stock option was exercised is treated as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares of Common Stock. Also, if the shares received upon the exercise of a non-statutory stock option are transferred to the participant subject to certain restrictions, then the taxable income realized by the participant, unless the participant elects otherwise, and the Company's tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured based upon the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors, and 10% shareholders by Section 16(b) of the Securities Exchange Act of 1934, as amended, is such a restriction during the period prescribed thereby if other shares have been purchased by such individual within six months prior to the exercise of a non-statutory stock option. Ordinary income realized upon the exercise of a non-statutory stock option is not an adjustment for alternative minimum tax purposes.

REQUIRED VOTE

     Approval of the proposed amendment to the 2001 Plan requires the affirmative vote of a majority of the total voting power of the Common Stock present in person or represented by proxy and entitled to vote at the 2003 Annual Meeting. The enclosed form of Proxy provides a means for the shareholders to vote for the proposed amendment to the 2001 Plan, to vote against the proposed amendment to the 2001 Plan or to abstain from voting with respect to the proposed amendment to the 2001 Plan.

     THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF AN AMENDMENT TO THE 2001 EMPLOYEE INCENTIVE COMPENSATION PLAN TO RESERVE AN ADDITIONAL 1,500,000 SHARES FOR ISSUANCE THEREUNDER.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of November 30, 2002 with respect to the shares of the Company's Common Stock that may be issued under the Company's existing equity compensation plans.

                                             A                         B                        C
                                 --------------------------   -------------------   -------------------------
                                                                                      NUMBER OF SECURITIES
                                                                                     REMAINING AVAILABLE FOR
                                                                                      FUTURE ISSUANCE UNDER
                                  NUMBER OF SECURITIES TO      WEIGHTED AVERAGE     EQUITY COMPENSATION PLANS
                                 BE ISSUED UPON EXERCISE OF    EXERCISE PRICE OF      (EXCLUDING SECURITIES
PLAN CATEGORY                       OUTSTANDING OPTIONS       OUTSTANDING OPTIONS    REFLECTED IN COLUMN A)
-------------                    --------------------------   -------------------   -------------------------
Equity Compensation Plans
  Approved by
  Shareholders(1)..............          2,895,664                  $17.54                  1,137,559
Equity Compensation Plans Not
  Approved by
  Shareholders(2)..............            853,250                  $21.30                    159,250
Total..........................          3,748,914                  $18.39                  1,296,809

---------------

(1) Consists of the 1993 Employee Stock Option Plan (the "1993 Plan"), the 2001 Employee Incentive Compensation Plan (the "2001 Plan") and the 1996 Non-Employee Director Stock Option Plan (the "Director Plan"). At November 30, 2002, of the number of securities remaining available for future issuance in column C, 40,434 shares of Common Stock may be subject to awards of restricted stock under the 1993 Plan and 1,066,125 shares of Common Stock may be subject to SARs, restricted stock and performance share awards under the 2001 Plan.

(2) Consists solely of the Stone & Webster Acquisition Stock Option Plan. No stock options under this Plan were awarded to directors or executive officers of the Company.

     The Stone & Webster Acquisition Stock Option Plan. The Stone & Webster Acquisition Stock Option Plan (the "S&W Plan") was implemented by the Board of Directors effective as of July 28, 2000, solely in connection with the Company's acquisition of substantially all of the assets of Stone & Webster, Incorporated ("Stone & Webster") to award non-statutory stock options to (i) certain non-executive officers and key employees of the Company who contributed significantly to such acquisition and (ii) certain key employees of Stone & Webster who were retained by the Company. The S&W Plan is a non-shareholder approved plan. Stock option awards covering 1,061,000 shares of Common Stock were awarded at an exercise price of $21.00 per share (the fair market value per share of the Common Stock on the award date), and each award vests in four equal 25% annual installments beginning one year from the award date. All options are non-statutory options under the Federal tax law. As of November 30, 2002, options covering 853,250 shares of Common Stock were outstanding under the S&W Plan, and options covering 58,500 shares had been exercised. 159,250 shares remain available for award under the S&W Plan.

     The Compensation Committee of the Board of Directors acts as administrator of the S&W Plan. All options under the S&W Plan are generally non-transferable other than by will or the laws of descent and distribution. All options shall become fully exercisable upon the occurrence of a Change of Control as defined in the S&W Plan. A "Change of Control" is defined generally as the happening of any of the following: (i) when any person (except any shareholder who, as of January 1, 2000, owned 10% or more of the combined voting power of the Company) becomes the beneficial owner of 20% or more of the combined voting power of the Company; (ii) when, during a period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the members of the Company's Board of Directors cease for any reason other than death or disability to constitute at least a majority thereof; (iii) the acquisition of the Company or all or substantially all of the Company's assets by a third party; or (iv) the Company files a report or proxy statement with the Securities and Exchange Commission disclosing that a change of control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction.

     In the event of a corporate transaction involving the Company (including any stock dividend, stock split, split-up, split-off, combination or exchange of shares, merger, consolidation, reorganization, recapitalization or other similar transactions), the Committee may adjust awards and the number of shares of Common Stock subject to the S&W Plan to preserve the benefits or potential benefits of awards thereunder.

     The S&W Plan shall terminate automatically on July 28, 2010, and the Board of Directors may suspend or terminate the S&W Plan at any earlier time. The Board of Directors may amend the S&W Plan from time to time in its sole discretion unless the amendment would, under applicable federal, state or local law, require shareholder approval. Further, no amendment may impair the rights of any participant without his or her consent. The Committee has the authority under the S&W Plan to modify, extend or renew the terms of any outstanding option grants under the S&W Plan, however, no modification to an outstanding option may be made without the participant's consent if such modification would impair the rights or obligations of the participant thereunder.

     Share issuances under the 1993 Plan, the 2001 Plan and the Director Plan will not reduce or otherwise affect the number of shares of Common Stock available for issuance under the S&W Plan, and share issuances under the S&W Plan will not reduce or otherwise affect the number of shares of Common Stock available for issuance under the 1993 Plan, the 2001 Plan and the Director Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16"), requires the Company's directors and certain officers and beneficial owners of the Common Stock (collectively, the "reporting persons") to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of the Common Stock. The reporting persons are required to furnish the Company with copies of all reports filed pursuant to Section 16.

     Based solely upon a review of such reports received by it, or written representations from certain reporting persons that no Form 5 reports were required for those persons, the Company believes that, during fiscal 2002, all filing obligations applicable to the reporting persons were complied with.

AUDITOR SERVICES

     The Company's consolidated financial statements for the fiscal year ended August 31, 2002, were audited by the firm of Ernst & Young LLP ("Ernst & Young") and such firm shall remain as the Company's independent auditor until replaced by the Board of Directors. The Company's Board of Directors and Audit Committee annually consider and recommend the selection of the Company's independent public accountants. A representative of Ernst & Young will be present at the Annual Meeting to respond to any appropriate questions and will have the opportunity to make a statement, if so desired.

     On June 26, 2002, the Company dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent auditor and engaged Ernst & Young to serve as its independent auditor for the fiscal year ending August 31, 2002. The Arthur Andersen dismissal and the Ernst & Young engagement were recommended by the Company's Audit Committee and approved by the Company's Board of Directors and became effective immediately.

     Arthur Andersen's reports on the Company's consolidated financial statements as of and for the fiscal years ended August 31, 2001, and August 31, 2000, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the interim period from September 1, 2001, through June 26, 2002, and the Company's 2001 and 2000 fiscal years, there were (i) no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make a reference to the subject matter of the disagreements in connection with Arthur Andersen's reports on the Company's financial statements for such periods; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for notification from Arthur Andersen in connection with the audit of the Company's August 31, 2000 financial statements that the accounting system of Stone & Webster, Incorporated ("Stone & Webster") contained certain material weaknesses in internal accounting controls. The Company completed its acquisition of substantially all of the assets and liabilities of Stone & Webster in a bankruptcy proceeding on July 14, 2000, and eliminated the weakness during the Company's 2001 fiscal year. As a result thereof, Arthur Andersen did not include these matters in its management letter for the audit for the fiscal year ended August 31, 2001.

     During the interim period from September 1, 2001, through June 26, 2002, and the Company's 2001 and 2000 fiscal years, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

SHAREHOLDER PROPOSALS

     Any shareholder proposal to be considered by the Company for inclusion in the proxy materials for the 2004 Annual Meeting of Shareholders must be submitted in accordance with applicable regulations of the SEC and received by the Company at its principal executive offices no later than October 3, 2003.

     In order for a shareholder to bring any business or nominations before the Annual Meeting, certain conditions set forth in Article II, Section 7(b) of the Company's by-laws must be complied with, including, but not limited to, the delivery of a notice to the Secretary not less than thirty (30) nor more than sixty (60) days in advance of the Annual Meeting, or if fewer than forty (40) days notice or prior disclosure of the date of the Annual Meeting is given or made to the shareholders, not later than the tenth day following the day on which the notice of the date of the Annual Meeting was mailed or such prior disclosure was made. The requirements as to the form and content of such advance notice are set forth in Article II, Section 7(b) of the Company's by-laws, a copy of which may be obtained by contacting the Company's Secretary at (225) 932-2500.

CONFIRMATION OF BENEFICIAL OWNERSHIP

     As described below, the number of votes that each shareholder will be entitled to cast at the Annual Meeting will depend on the date on which the shares were acquired and whether or not there has been a change in beneficial ownership since the date of acquisition with respect to each of such holder's shares.

     In certain cases, record ownership may change but beneficial ownership for voting purposes will not change. The articles of incorporation state the exceptions where beneficial ownership is deemed not to have changed upon the transfer of shares of Common Stock.

     Article IV of the Company's articles of incorporation provides that each outstanding share of Common Stock will entitle the holder thereof to five votes on each matter properly submitted to the shareholders of the Company for their vote, waiver, release or other action; except that no holder of outstanding shares of Common Stock will be entitled to exercise more than one vote on any such matter in respect of any shares of Common Stock with respect to which there has been a change in beneficial ownership during the four years immediately preceding the date on which a determination is made of the shareholders of the Company who are entitled to vote or to take any other action. A change in beneficial ownership of an outstanding share of Common Stock will be deemed to have occurred whenever a change occurs in any person or persons who, directly or indirectly, through any contract, agreement, arrangement, understanding, relationship or otherwise has or shares any of the following:

          (a) voting power, which includes, without limitation, the power to vote or to direct the voting power of such share of Common Stock;

          (b) investment power, which includes, without limitation, the power to direct the sale or other disposition of such share of Common Stock;

          (c) the right to receive or to retain the proceeds of any sale or other disposition of such share of Common Stock; or

          (d) the right to receive or retain any distributions, including, without limitation, cash dividends, in respect of such share of Common Stock.

     Without limiting the generality of the foregoing, the following events or conditions will be deemed to involve a change in beneficial ownership of a share of Common Stock:

          (a) in the absence of proof to the contrary provided in accordance with certain procedures set forth below, a change in beneficial ownership will be deemed to have occurred (i) whenever an outstanding share of Common Stock is transferred of record into the name of any other person, and (ii) upon the issuance of shares in a public offering;

          (b) in the case of an outstanding share of Common Stock held of record in the name of a corporation, general partnership, limited partnership, voting trustee, bank, trust company, broker, nominee or clearing agency, if it has not been established pursuant to the procedures set forth below that there has been no change in the person or persons who or that direct the exercise of the rights referred to in subparagraphs (a) through (d) inclusive, of the preceding paragraph with respect to such outstanding share of Common Stock during the four years immediately preceding the date on which a determination is made of the shareholders of the Company entitled to vote or to take any other action, then a change in beneficial ownership of such share of Common Stock shall be deemed to have occurred during such period;

          (c) in the case of an outstanding share of Common Stock held of record in the name of any person as a trustee, agent, guardian or custodian under the Uniform Gifts to Minors Act as in effect in any jurisdiction, a change in beneficial ownership will be deemed to have occurred whenever there is a change in the beneficiary of such trust, the principal of such agent, the ward of such guardian, the minor for whom such custodian is acting or a change in such trustee agent, guardian or custodian; or

          (d) in the case of outstanding shares of Common Stock beneficially owned by a person or group of persons who, after acquiring, directly or indirectly, the beneficial ownership of 5% of the outstanding shares of Common Stock, fails to notify the Company of such ownership within ten days after such acquisition, a change in beneficial ownership of such shares of Common Stock will be deemed to occur on each day while such failure continues.

     Notwithstanding any other provision in the Company's articles of incorporation, to the contrary, no change in beneficial ownership of an outstanding share of Common Stock shall be deemed to have occurred solely as a result of:

          (a) any transfer of any interest in an outstanding share of Common Stock pursuant to a bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including, without limitation, a gift that is made in good faith and not for the purpose of circumventing the provisions of the Company's articles of incorporation;

          (b) any changes in beneficiary of any trust, or any distribution of an outstanding share of Common Stock from trust, by reason of the birth, death, marriage or divorce of any natural person; the adoption of any natural person prior to age 18; or the passage of a given period of time or the attainment by any natural person of a specific age; or the creation or termination of any guardianship or custodial arrangement;

          (c) any appointment of a successor trustee, agent, guardian or custodian with respect to an outstanding share of Common Stock if neither such successor has, nor its predecessor had, the power to vote or to dispose of such share of Common Stock without further instructions from others;

          (d) any change in the person to whom dividends or other distributions in respect of an outstanding share of Common Stock are to be paid pursuant to the issuance or modification of a revocable dividend payment order;

          (e) any issuance of a share of Common Stock by the Company or any transfer by the Company of a share of Common Stock held in treasury other than in a public offering thereof, unless otherwise determined by the Board of Directors at the time of authorizing such issuance or transfer;

          (f) any giving of a proxy in connection with a solicitation of proxies subject to the provisions of Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

          (g) any transfer, whether or not with consideration, among individuals related or formerly related by blood, marriage or adoption ("relatives") or between a relative and any person controlled by one or more relatives where the principal purpose for the transfer is to further the estate tax planning objectives of the transferor or of relatives of the transferor;

          (h) any appointment of a successor trustee as a result of the death of the predecessor trustee (which predecessor trustee shall have been a natural person);

          (i) any appointment of a successor trustee who or which was specifically named in a trust instrument prior to December 8, 1993; or

          (j) any appointment of a successor trustee as a result of the resignation, removal or failure to qualify of a predecessor trustee or as a result of mandatory retirement pursuant to the express terms of a trust instrument; provided, that less than 50% of the trustees administering any single trust will have changed (including in such percentage the appointment of the successor trustee) during the four-year period preceding the appointment of such successor trustee.

     All determinations concerning changes in beneficial ownership, or the absence of any such change, shall be made by the Board of Directors of the Company or, at any time when the Company employs a transfer agent with respect to the shares of Common Stock, at the Company's request, by such transfer agent on the Company's behalf. In accordance with the Company's articles of incorporation, written procedures to facilitate such determinations have been established and may be amended from time to time by the Board of Directors. Such procedures provide, among other things, the manner of proof of facts that will be accepted and the frequency with which such proof may be required to be renewed. The Company and any transfer agent will be entitled to rely on any and all information concerning beneficial ownership of the outstanding shares of Common Stock coming to their attention from any source and in any manner reasonably deemed by them to be reliable, but neither the Company nor any transfer agent shall be charged with any other knowledge concerning the beneficial ownership of outstanding shares of Common Stock.

     In the event of any stock split or stock dividend with respect to the outstanding shares of Common Stock, each share of Common Stock acquired by reason of such split or dividend will be deemed to have been beneficially owned by the same person from the same date as that on which beneficial ownership of the outstanding share or shares of Common Stock, with respect to which such share of Common Stock was distributed, was acquired. Each outstanding share of Common Stock, whether at any particular time the holder thereof is entitled to exercise five votes or one vote, shall be identical to all other shares of Common Stock in all respects, and together the outstanding shares of Common Stock constitute a single class of shares of the Company.

     By resolution duly adopted by the Board of Directors of the Company pursuant to the foregoing provisions of the Company's articles of incorporation, the following procedures have been adopted for use in determining the number of votes to which a shareholder is entitled:

          (a) The Company may accept the written and signed statement of a shareholder to the effect that no change in beneficial ownership has occurred during the period following December 18, 1998, and until December 18, 2002, the date on which a determination is made of the shareholders of the Company who are entitled to vote or take any other action at the Annual Meeting. Such statement may be abbreviated to state only the number of shares to which such shareholder is entitled to exercise five votes or one vote.

          (b) In the event the General Counsel of the Company, in his sole discretion, taking into account the standards set forth in the Company's articles of incorporation deems any such statement to be inadequate or for any reason deems it in the best interest of the Company to require further evidence of the absence of change of beneficial ownership during such period preceding the record date, he may require such additional evidence and, until it is provided in form and substance satisfactory to him, a change in beneficial ownership during such period shall be deemed to have taken place.

          (c) Information supplementing that contemplated by paragraph (a) and additional evidence contemplated by paragraph (b) may be provided by a shareholder at any time but must be furnished at least three (3) business days prior to any meeting of shareholders at which such shares are to be voted for any change to be effective at such meeting.

     Individual shareholders of record as of December 18, 2002 (i.e., those shareholders whose shares of Common Stock are not held by a broker or a bank or in nominee name) will be entitled to the number of votes per share as evidenced on the records of the Company. Such shareholders of record may confirm to the Company, in accordance with the procedures set forth above, beneficial ownership in the event such shareholders believe that the records of the Company may not be accurate.

     Shareholders whose shares of Common Stock are held by brokers or banks or in nominee name are requested to confirm to the Company how many of the shares they owned as of December 18, 2002 were beneficially owned on or before December 18, 1998, entitling such shareholder to five votes per share, and how many were acquired after December 18, 1998, entitling such shareholder to one vote per share. IF NO CONFIRMATION OF BENEFICIAL OWNERSHIP IS RECEIVED FROM A SHAREHOLDER AT LEAST THREE (3) BUSINESS DAYS PRIOR TO THE ANNUAL MEETING, IT WILL BE DEEMED BY THE COMPANY THAT BENEFICIAL OWNERSHIP OF ALL SHARES WAS EFFECTED AFTER DECEMBER 18, 1998, AND THAT THE SHAREHOLDER WILL BE ENTITLED TO ONLY ONE VOTE FOR EACH SHARE. If a shareholder provides incorrect information, he or she may provide correct information at any time at least three (3) business days prior to the Annual Meeting to be held on January 24, 2003.

     If a shareholder has any questions concerning the foregoing procedures, the shareholder should contact the Company's Secretary and General Counsel, Gary P. Graphia, by telephone at (225) 932-2500 (or toll free at (800) 747-3322) or by e-mailing ir@shawgrp.com.

OTHER MATTERS

     The Board of Directors knows of no other matters, which may be properly, or are likely to be, brought before the Annual Meeting. However, if any proper matters are brought before the Annual Meeting, the persons named as Proxies in the enclosed form of Proxy will vote thereon as the Board of Directors recommends.

ANNUAL REPORT

     The Annual Report to shareholders containing financial statements for the Company's fiscal year ended August 31, 2002 has been mailed to shareholders prior to or with this Proxy Statement. However, the Annual Report does not form any part of the material for the solicitation of Proxies.

     UPON WRITTEN REQUEST BY A SHAREHOLDER, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED AUGUST 31, 2002 (BUT NOT INCLUDING EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR COPIES OF THE FORM 10-K SHOULD BE ADDRESSED TO INVESTOR RELATIONS, THE SHAW GROUP INC., 4171 ESSEN LANE, BATON ROUGE, LOUISIANA 70809.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                   /s/ GARY P. GRAPHIA
                                                Gary P. Graphia, Secretary

Baton Rouge, Louisiana
December 27, 2002

                                                                      APPENDIX A

                              THE SHAW GROUP INC.

                            AUDIT COMMITTEE CHARTER

PURPOSE

     The primary purpose of the Audit Committee (the "Committee") of The Shaw Group Inc. (the "Company") is to (a) assist the Board of Directors (the "Board") in the Board's oversight of (i) the integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the Company's systems of internal accounting and financial controls; (iv) the performance of the annual independent audit of the Company's financial statements; (v) the independent auditor's qualifications and independence; and (vi) the performance of the Company's internal audit function, and (b) prepare an Audit Committee Report in conformity with rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or consultants, or incur other expenses for this purpose, which expenses the Company shall pay. The Committee may also meet with the Company's investment bankers or financial analysts who follow the Company. The Committee may require any officer or employee of the Company or any of its subsidiaries, the Company's outside legal counsel, and the Company's external auditors to meet with the Committee or any member of the Committee. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

ORGANIZATION

     The Committee shall be comprised of not less than three members of the Board, all of whom shall meet the independence and experience requirements of the New York Stock Exchange (the "NYSE"), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "SEC"). At least one member of the Committee shall be a financial expert as defined by the SEC. The Board shall determine annually whether each member of the Committee is independent in accordance with the requirements described above. No member shall serve on an audit committee of more than two other public companies. Each member shall serve at the pleasure of the Board of Directors for such term or terms as the Board shall determine.

MEETINGS

     The Committee shall meet at least four (4) times a year. The agenda of each meeting will be prepared by the Secretary of the Committee and whenever reasonably possible, circulated to each member prior to the meeting date.

SPECIFIC RESPONSIBILITIES

     The Committee's job is one of oversight and the Committee recognizes that is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting procedures ("GAAP") and applicable rules and regulations. These are the responsibilities of the Company's management and the Company's independent auditors. The Company's management is responsible for compliance with laws and regulations and compliance with the Company's policies and procedures. Additionally, the Committee recognizes that financial management, including the internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members, consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Company may diverge from this guide as appropriate given the circumstances.

  General

     1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     2. Retain and terminate the Company's independent auditors, which firm is ultimately accountable to the Committee and the Board.

     3. Approve the fees to be paid the independent auditor. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors.

     4. Review the experience and qualifications of the senior members of the independent auditors team and the quality control procedures of the independent auditors.

     5. Require that the independent auditors comply with partner rotation rules of the SEC and the NYSE, however, the lead audit partner and the reviewing audit partner engaged on the Company's account shall rotate at least every five years.

     6. Pre-approve all services (including audit services, audit-related services, tax services and other services in accordance with the SEC and NYSE rules) to be performed for the Company by the independent auditors. The Committee may delegate pre-approval authority for such services to one or more members, whose decisions shall be presented to the full Committee at its scheduled meetings.

     7. Review and discuss the Company's annual audited financial statements, the Form 10-K and proxy statement, and the Company's quarterly financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements. Such review and discussion must include disclosures to be made in the Company's SEC reports under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     8. Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as material off-balance sheet structures on the Company's financial statements.

     9. Review any analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including a disruption of any transaction as to which management obtained Statement on Auditing Standards No. 50 letters.

     10. Meet periodically with management and the internal auditing department to review the Company's risk assessment as well as major financial risk exposures and the steps management has taken to monitor and control such risks.

     11. Review major changes to the Company's accounting principles and auditing practices as suggested by the independent auditors, internal auditors or management.

     12. Review and discuss with financial management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided by the Company to analysts and rating agencies.

     13. Obtain advice and assistance from outside legal, accounting and other advisors the Committee determines necessary to carry out its duties, without the necessity of Board approval.

     14. At least annually, obtain and review reports from the independent auditor describing:

          (a) the independent auditor's internal quality control procedures;

          (b) Any material issues raised by the most recent internal quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits conducted by the independent auditor and any steps taken to deal with any such issues; and

          (c) All relationships between the independent auditor and the Company.

After reviewing the foregoing report and the independent auditor's work, including the nature of all services and fees provided, throughout the year, the Committee shall evaluate the independent auditor's qualifications, performance and independence and report to the Board its findings.

     15. Together with the Board, discuss the performance of the independent auditor and whether it is appropriate to rotate independent auditors on a regular basis. If so determined by the Committee, recommend that the Board replace the independent auditor.

     16. Review and approve the appointment and replacement of the senior internal auditing executive.

     17. Review the annual internal audit plan prepared by the senior internal auditing executive and any significant deviations from the plan.

     18. Review the Internal Audit Department's responsibilities, budget and staffing.

     19. Review the regular internal audit reports prepared by the Internal Audit Department (including management's responses) and any other significant findings stemming from internal audit activities.

     20. Meet with the independent auditor to review the planning and staffing of the audit.

     21. Review with the independent auditors, prior to the initiation of the annual audit, the independent auditors' process for identifying and responding to key audit and internal control risks, and the scope and approach of the audit to assure completeness of coverage of key business controls and risk areas.

     22. Periodically discuss separately with management, the independent accountants and the internal auditors the adequacy and integrity of the Company's accounting policies and procedures and internal accounting controls, the completeness and accuracy of the Company's financial disclosure and the extent to which major recommendations made by the independent accountants or the internal auditors have been implemented or resolved.

     23. Approve the formation of all offshore subsidiaries or affiliates of the Company.

     24. Serve as a channel of communication between the independent auditor and the Board and/or management of the Company. The independent auditors are ultimately accountable to the Committee.

     25. Instruct the independent auditor to report directly to the Committee any problems or difficulties (as defined in Statement on Auditing Standards No.
61) incurred in connection with the audit, including any restrictions on the scope of activities or access to required information, or any disagreements with management and resolve any disagreements between management and (as defined in Statement or Auditing Standards No. 61) the independent auditors regarding financial reporting.

     26. Discuss with the independent auditor whether any communications are required under Section 10A of the Securities Exchange Act of 1934.

     27. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct.

     28. Review with the independent auditor any management letter provided by the auditor and the Company's response to such problems or difficulties or any such management letter.

     29. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

     30. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

     31. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     32. Meet at least quarterly with management, the internal auditors and the independent auditor in separate executive sessions.

     33. In accordance with SEC and NYSE rules, establish, and monitor compliance with, clear hiring guidelines and policies for employees or former employees of the independent auditor who were engaged on the Company's account.

     34. Establish procedures for:

          (a) The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

          (b) The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     35. Obtain and review reports from the independent auditor concerning:

          (a) All critical accounting policies and practices to be used; and

          (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

  System of Internal Controls

     1. Review and evaluate the effectiveness of the Company's process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the Company. Consider and review with management, the internal auditor and the independent accountants the following:

          (a) The effectiveness of or weaknesses in the Company's internal controls including the status and adequacy of management information systems and other information and security, the overall control environment and accounting and financial controls;

          (b) Any disclosures provided by the Chief Executive Officer or the Chief Financial Officer to the Committee regarding (i) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data and (ii) any fraud, including that which involves management or other employees who have a significant role in the Company's internal controls; and

          (c) Any related significant findings and recommendations of the independent auditors, together with management's response thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

     2. Assess internal processes for determining and managing key financial statement risk areas.

     3. Ascertain whether the Company has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

     4. Review with management and the independent auditors any significant transactions that are not a normal part of the Company's operations.

PROCEDURAL MATTERS

     A majority of the members of the Committee will constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Committee will meet at such times as shall be determined by its Chairperson, or upon the request of any two of its members. The Chairperson will provide, when present, at all meetings of the Committee. The Committee will keep a record of its meetings and report on them to the Board. The Committee may meet by telephone or video conference and may take action by unanimous written consent.

PERFORMANCE CRITERIA

     The Board of Directors will establish performance criteria for the Committee and, on a regular basis, will evaluate each Committee member. Committee evaluation will include an assessment of whether the Committee has the necessary diversity of skills, backgrounds, experiences, etc. to meet the Company's needs. Individual evaluations will include high standards for in-person-attendance at Committee meetings and consideration of absences.

                                                                      APPENDIX B

                              THE SHAW GROUP INC.

                   2001 EMPLOYEE INCENTIVE COMPENSATION PLAN
              (AS AMENDED AND RESTATED THROUGH DECEMBER 19, 2002)

1.  PURPOSE OF PLAN

     The Shaw Group Inc. 2001 Employee Incentive Compensation Plan has been established by the Company to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and
(iv) further identify participants' interests with those of the Company's other shareholders through compensation that is based on the Common Stock thereby promoting the long-term financial interest of the Company and its Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

2.  DEFINITIONS

     Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

          (a) "Agreement": An agreement evidencing an Award in such form as adopted from time to time by the Committee pursuant to the Plan.

          (b) "Award": Any award or benefit granted under the Plan, including without limitation, the grant of Options, SARs, Restricted Stock, Performance Shares or Incentive Bonuses, or any combination thereof, under the Plan.

          (c) "Board of Directors": The Board of Directors of the Company.

          (d) "Cause": For purposes of the Plan, whether the termination of a Participant's employment shall have been for Cause shall be determined by the Committee in its sole discretion, if said Participant has: (i) been convicted of, or has pleaded guilty or nolo contendere to a charge that he committed a felony under the laws of the United States or any state or a crime involving moral turpitude, including but not limited to fraud, theft, embezzlement or any crime that results in or is intended to result in personal enrichment at the expense of the Company or its Subsidiaries; (ii) perpetrated a fraud against, or theft of property of the Company or any of its Subsidiaries; (iii) committed acts amounting to gross negligence, intentional neglect or willful misconduct in carrying out his duties and responsibilities as an employee of the Company or one or more of its Subsidiaries; (iv) willfully or persistently failed to attend to his duties as an employee of the Company or one or more of its Subsidiaries; or (v) as a result of his gross negligence or willful misconduct, committed any act that causes, or has knowingly failed to take reasonable and appropriate action to prevent, any material injury to the financial condition or business reputation of the Company or any of its Subsidiaries.

          (e) "Change of Control": For the purposes of the Plan, the term Change in Control shall mean the happening of any of the following:

             (i) any "person" as defined in Section 3(a)(9) of the Exchange Act, and as used in Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act (but excluding any shareholder of record of the Company as of January 1, 2000, owning 10% or more of the combined voting power of the Company's securities which are entitled to vote in the election of directors of the Company) directly or indirectly becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities which are entitled to vote with respect to the election of directors;

             (ii) When, during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board of Directors of the Company (the "Incumbent Directors") cease for any reason other than death or disability to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by operation of this provision;

             (iii) The acquisition of the Company or all or substantially all of the Company's assets by an entity other than the Company (or a Subsidiary) through purchase of assets, or by merger, or otherwise, except in the case of a transaction pursuant to which, immediately after the transaction, the Company's shareholders immediately prior to the transaction own immediately after the transaction at least a majority of the combined voting power of the surviving entity's then outstanding securities which are entitled to vote with respect to the election of directors of such entity; or

             (iv) The Company files a report or proxy statement with the Commission pursuant to the Exchange Act disclosing in response to Form 8-K, Form 10-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction.

          (f) "Code": The Internal Revenue Code of 1986, as amended from time to time.

          (g) "Commission": The Securities and Exchange Commission.

          (h) "Committee": The Compensation Committee of the Board of Directors or such other committee appointed by the Board of Directors which meets the requirements set forth in Section 14.1 hereof.

          (i) "Company": The Shaw Group Inc., a Louisiana corporation.

          (j) "Consultant": Any professional advisor to the Company or its Subsidiaries as well as any employee, officer or director of a corporation that serves as an advisor, consultant or independent contractor to the Company or its Subsidiaries. The term "Consultant" shall not, however, include any director, officer or employee of the Company or its Subsidiaries.

          (k) "Effective Date": The date on which the Plan shall become effective as set forth in Section 16 hereof.

          (l) "Exchange Act": The Securities Exchange Act of 1934, as amended, together with all regulations and rules issued thereunder.

          (m) "Exercise Price": (i) In the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of an SAR, the price per Share which upon grant, the Committee determines shall be used in calculating the aggregate value which a Participant shall be entitled to receive upon exercise of such SAR.

          (n) "Fair Market Value": As applied to a specific date, the fair market value of a Share on such date as determined in good faith by the Committee in the following manner:

             (i) If the Shares are then listed on any national or regional stock exchange, the Fair Market Value shall be the last quoted sales price of a Share on the date in question, or if there are no reported sales on such date, on the last preceding date on which sales were reported;

             (ii) If the Shares are not so listed, then the Fair Market Value shall be the mean between the bid and ask prices quoted by a market maker or other recognized specialist in the Shares at the close of the date in question; or

             (iii) In the absence of either of the foregoing, the Fair Market Value shall be determined by the Committee in its absolute discretion after giving consideration to the book value, the revenues, the earnings history and the prospects of the Company in light of market conditions generally.

        The Fair Market Value determined in such manner shall be final, binding and conclusive on all parties.

          (o) "Incentive Bonus": An Award granted pursuant to Section 8 of the Plan.

          (p) "ISO": An Option intended to qualify as an "incentive stock option," as defined in Section 422 of the Code or any statutory provision that may replace such Section and designated as an incentive stock option by the Committee.

          (q) "Officer": An officer of the Company or its Subsidiaries meeting the definition of "officer" in Rule 16a-1(f) (or any successor provision) promulgated by the Commission under the Exchange Act.

          (r) "NQSO": An Option not intended to be an ISO and designated as a nonqualified stock option by the Committee.

          (s) "Option": Any ISO or NQSO granted under the Plan.

          (t) "Participant": An officer or other employee of or Consultant to the Company or any of its Subsidiaries who has been granted an Award under the Plan.

          (u) "Performance Measures": The Performance Measures described in
     Section 9.1 of the Plan.

          (v) "Performance Period": For the purposes of the grant of Performance Shares, the time period during which the applicable performance goal(s) must be met.

          (w) "Performance Shares": An Award granted pursuant to Section 7 of the Plan.

          (x) "Plan": This The Shaw Group Inc. 2001 Employee Incentive Compensation Plan, as the same may be amended from time to time.

          (y) "Related": (i) In the case of an SAR, an SAR that is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another SAR; and (ii) in the case of an Option, an Option with respect to which and to the extent an SAR is exercisable, in whole or in part, in lieu thereof, has been granted.

          (z) "Restricted Stock": Shares which have been awarded to a Participant under Section 6 hereof.

          (aa) "Restriction Period": The time period during which Restricted Stock awarded under the Plan must be held before it becomes fully vested, unless additional conditions have been placed upon the vesting thereof.

          (bb) "SAR": A stock appreciation right awarded to a Participant under
     Section 5.3 hereto.

          (cc) "Shares": Shares of the Company's authorized but unissued or reacquired no par value per share common stock, or such other class or kind of shares or other securities as may be applicable pursuant to the provisions of Section 4.4 hereof.

          (dd) "Subsidiary": Any "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code.

3.  PARTICIPATION

     Participants shall be selected by the Committee from the officers (whether or not they are directors), employees of the Company or its Subsidiaries (either full or part-time) and Consultants. An Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date the employee first performs such services.

4.  SHARES SUBJECT TO PLAN

     4.1 Shares Subject to the Plan. The maximum number of Shares that may be delivered to Participants and their beneficiaries pursuant to the Plan shall be equal to the sum of: (i) 3.5 million shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company's 1993 Employee Stock Option Plan, as amended and restated, which are forfeited, expire or are canceled without the delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company. The limitations established by the preceding sentence shall be subject to adjustment as provided in Section 4.4 of the Plan.

     4.2 Accounting for Number of Shares. For purposes of determining the aggregate number of Shares available for delivery to Participants pursuant to the Plan, any Shares granted under the Plan which are forfeited back to the Company because of the failure to meet an award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. Any Shares covered by an Award (or portion of an Award) granted under the Plan, which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Likewise, if any Option is exercised by tendering Shares to the Company as full or partial payment in connection with the exercise of an Option under this Plan or the Prior Plan, only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Further, Shares issued under the Plan through the settlement, assumption or substitution of outstanding Awards or obligations to grant future Awards as a result of acquiring another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

     4.3 Maximum Total Option and SAR Awards.  Notwithstanding the provisions of
Section 4.1, over the term of the Plan, the total number of Shares that may be issued upon exercise of all Options and SARs granted under the Plan shall not exceed 3.5 million shares of Common Stock. The limitations in this Section 4.3 shall be subject to adjustment as provided in Section 4.4 below.

     4.4 Adjustments. In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, or other similar transactions or award), the Committee may adjust Awards as well as the total number of shares subject to the Plan to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of Shares (or other securities or property) which may be delivered under the Plan; (ii) adjustment of the number and kind of Shares (or the securities or property) subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable, in its sole discretion.

5.  AWARDS OF OPTIONS AND SARS

     5.1 General Terms And Conditions. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and SARs and to provide any and all terms and conditions (which need not be identical among the Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions:

          (a) The Exercise Price of the Option or SAR, which may not be less than 100% of the Fair Market Value per Share at the date of grant of the Option or SAR;

          (b) The number of Shares subject to, and the expiration date of, the Option or SAR;

          (c) The manner, time and rate (cumulative or otherwise) of exercise of the Option or SAR; provided, however, that except as otherwise specified in the Plan, no Option or SAR awarded to a Participant who is an Officer shall expressly provide for exercise prior to the expiration of six months from the date of grant; and

          (d) The restrictions or conditions (such as performance goals), if any, to be placed upon the Option or SAR, the exercisability of the Option or SAR or upon the Shares which may be issued upon exercise of the Option or SAR. The Committee may, as a condition of granting an Option or SAR, require that a Participant agree not to thereafter exercise one or more Options or SARs previously granted to such Participant.

     5.2 Maximum Award Of Options and SARs. The number of Shares that may be allotted by the Committee pursuant to Options and SARs awarded to any individual Participant shall not exceed, in any fiscal year, 2.0 million Shares (subject to adjustment pursuant to Section 4.4 of the Plan). If an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to such Share, the tandem Option and SAR rights with respect to such Share shall be counted as covering but one Share for purposes of applying the limitations of this Section 5.2.

     5.3 SAR Awards.

     (a) Grant of SARs. An SAR shall, upon its exercise, entitle the Participant to whom such SAR was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Fair Market Value of such Shares on date of exercise) shall equal the amount by which the Fair Market Value per Share on the date of such exercise shall exceed the Exercise Price of such SAR multiplied by the number of Shares with respect of which such SAR shall have been exercised. An SAR may be related to an Option or may be granted independently of an Option, as the Committee shall from time to time in each case determine. A Related SAR may be granted at the time of grant of an Option or, in the case of an NQSO, at any time thereafter during the term of the NQSO.

     (b) Related SARs. The Exercise Price of a Related SAR shall be the same as the Exercise Price of the Related Option. A Related SAR shall be exercisable only at such time or times and only to the extent that the Related Option is exercisable and then only when the Fair Market Value per Share on the date of exercise exceeds the Exercise Price. A Related SAR shall expire no later than the Related Option. Upon exercise of a Related SAR, in whole or in part, the Related Option shall be cancelled automatically to the extent of the number of Shares covered by such exercise, and such Shares shall no longer be available for delivery pursuant to future Awards. Conversely, if the Related Option is exercised, in whole or in part, the Related SAR shall be cancelled automatically to the extent of the number of Shares covered by the Option exercise.

     5.4  Exercise of Options and SARs.

     (a) General Exercise Rights. Except as provided in Section 5.9, an Option or SAR ranted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or SAR was granted only by such Participant, and except as provided in Section 5.4(c) and Section 5.9 hereof, no Option or SAR may be exercised unless at the time such Participant exercises such Option or SAR, such Participant is an employee of and has continuously since the grant thereof been an employee of, the Company or an any of its Subsidiaries. Transfer of employment between Subsidiaries or between Subsidiary and the Company shall not be considered an interruption or termination of employment for any purpose under this Plan. Neither shall a leave of absence at the request, or with the approval, of the Company or Subsidiary be deemed an interruption or termination of employment, so long as the period of such leave does not exceed 90 days, or, if longer, so long as the Participant's right to re-employment with the Company or Subsidiary is guaranteed by contract. An Option or SAR also shall contain such conditions upon exercise (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Commission.

     (b) Notice of Exercise. An Option or SAR may not be exercised with respect to less than 100 Shares, unless the exercise relates to all Shares covered by the Option or SAR at the date of exercise. An Option or SAR may be exercised by delivery of a written notice to the Company, which shall state the election to exercise the Option or SAR and the number of whole Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option or SAR. In the case of an exercise of an

Option or SAR, such notice shall either: (i) if applicable, be accompanied by payment of the full Exercise Price and all applicable withholding taxes, in which event the Company shall deliver any certificate(s) representing Shares to which the Participant is entitled as a result of the exercise as soon as practicable after the notice has been received; or (ii) fix a date (not less than 5 nor more than 15 business days from the date such notice has been received by the Company) for the payment of the full Exercise Price and all applicable withholding taxes, against delivery by the Company of any certificate(s) representing Shares to which the Participant is entitled to receive as a result of the exercise. Payment of such Exercise Price and withholding taxes shall be made as provided in Sections 5.4(d) and 13, respectively. In the event the Option or SAR shall be exercised pursuant to
Section 5.4(c)(i) or Section 5.9 hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option or SAR.

     (c) Exercise After Termination of Employment. Except as otherwise determined by the Committee at the date of grant of the Option or SAR and as is provided in the applicable Agreement evidencing the Award, upon termination of a Participant's employment with the Company or any of its Subsidiaries, such Participant (or in the case of death, the person(s) to whom the Option is transferred by will or the laws of descent and distribution) may exercise such Option or SAR during the following periods of time (but in no event after the expiration date of such Option or SAR) to the extent that such Participant was entitled to exercise such Option or SAR (or portion thereof) at the date of such termination (i.e., the Option or SAR (or portion thereof) must be "vested" at the time of termination to be exercisable thereafter):

          (i) In the case of termination as a result of death, disability or retirement of the Participant, the Option or SAR shall remain exercisable for a one-year period following such termination; for this purpose, "disability" shall exist when the Participant is unable to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee in its sole discretion, and "retirement" shall mean voluntary retirement at or after the Participant's normal retirement date as determined by the Committee in its sole discretion;

          (ii) In the case of termination for Cause, the Option shall immediately terminate and shall no longer be exercisable; and

          (iii) In the case of termination for any reason other than those set forth in subparagraphs (i) and (ii) above, the Option or SAR shall remain exercisable for three months after the date of termination.

To the extent the Option or SAR is not exercised within the foregoing periods of time, the Option or SAR shall automatically terminate at the end of the applicable period of time. Notwithstanding the foregoing provisions, failure to exercise an ISO within the periods of time prescribed under Sections 421 and 422 of the Code shall cause an ISO to cease to be treated as an "incentive stock option" for purposes of Section 421 of the Code.

     (d) Payment of Option Exercise Price. Upon the exercise of an Option, payment of the Exercise Price shall be made either (i) in cash (by a certified check, bank draft or money order payable in United States dollars), (ii) with the consent of the Committee and subject to Section 5.4(e) hereof, by delivering the Participant's duly-executed promissory note and related documents, (iii) with the consent of the Committee, by delivering Shares already owned by the Participant valued at Fair Market Value as of the date of exercise, (iv) with the consent of the Committee, by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of such shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sales proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise, or (v) by a combination of the foregoing forms of payment.

     (e) Payment with Loan. The Committee may, in its sole discretion, assist any Participant in the exercise of one or more Options granted to such Participant under the Plan by authorizing the extension of a loan to such Participant from the Company. Except as otherwise provided in this Section 5.4(e), the terms of any loan (including the interest rate and terms of repayment) shall be established by the Committee in its sole discretion. Any such loan by the Company shall be with full recourse against the Participant to whom the loan is granted, shall be secured in whole or in part by the Shares so purchased, and shall bear interest at a rate not less than the minimum interest rate required at the time of purchase of the Shares in order to avoid having imputed interest or original issue discount under Sections 483 or 1272 of the Code. In addition, any such loan by the Company shall become immediately due and payable in full, at the option of the Company, upon termination of the Participant's employment with the Company or its Subsidiaries for any reason or upon the sale of any Shares acquired with such loan to the extent of the cash and fair market value of any property received by the Participant in such sale. The Committee may make arrangements for the application of payroll deductions from compensation payable to the Participant to amounts owing to the Company under any such loan. Until any loan by the Company under this Section 5.4(e) is fully paid in cash, the Shares shall be pledged to the Company as security for such loan and the Company shall retain physical possession of the stock certificates evidencing the Shares so purchased together with a duly executed stock power for such Shares. No loan shall be made hereunder unless counsel for the Company shall be satisfied that the loan and the issuance of Shares funded thereby will be in compliance with all applicable federal, state and local laws, and such counsel shall be consulted prior to the funding of any such loan.

     5.5 Settlement of Awards of Options and SARs. Settlement of Awards of Options and SARs is subject to Section 10.

     5.6 Options or SARs Awarded to Consultants. Any provision of this Section 5 to the contrary notwithstanding, (i) an Option or SAR may be exercised at any time by a Participant who is a Consultant during the applicable period in the manner provided in Section 5.4(b) above; provided, that in the event of the death of a Participant who is a Consultant, the Option or SAR may be exercised by the executors or administrators of the estate of such Consultant or by the person or persons who shall have acquired the Option or SAR directly by bequest or inheritance; and (ii) the Exercise Price for an Option or SAR awarded to a Consultant must be paid in cash (by a certified check, bank draft of money order).

     5.7 Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any Shares issuable on exercise of an Option or SAR until the date of the issuance of a stock certificate to the Participant for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 4.4 hereof.

     5.8  Special Provisions for ISOs.

     Any provision of the Plan to the contrary notwithstanding, the following special provisions shall apply to all ISOs granted under the Plan:

          (a) The Option must be expressly designated as an ISO by the Committee and in the Agreement evidencing the Option;

          (b) No ISO shall be granted more than ten years from the Effective Date of the Plan and no ISO shall be exercisable more than ten years from the date such ISO is granted;

          (c) The Exercise Price of any ISO shall not be less than the Fair Market Value per Share on the date such ISO is granted;

          (d) Any ISO shall not be transferable by the Participant to whom such ISO is granted other than by will or the laws of descent and distribution and shall be exercisable during such Participant's lifetime only by such Participant;

          (e) No ISO shall be granted to any individual who, at the time such ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary unless the Exercise Price of such ISO is at least 110% of the Fair Market Value per Share at the date of grant and such ISO is not exercisable after the expiration of five years from the date such ISO is granted;

          (f) The aggregate Fair Market Value (determined as of the time any ISO is granted) of any Company stock with respect to which any ISOs granted to a Participant are exercisable for the first time by such Participant during any calendar year (under this Plan and all other stock option plans of the Company and any of its Subsidiary and any predecessor of any such corporations) shall not exceed $100,000 as required under Section 422(d)(i) of the Code. (To the extent the $100,000 limit is exceeded, the $100,000 in Options, measured as described above, granted earliest in time will be treated as ISOs); and

          (g) any other terms and conditions as may be required in order that the ISO qualifies as an "incentive stock option" under Section 422 of the Code or successor provision.

Notwithstanding the provisions of Section 5.4(c)(i), the favorable tax treatment available pursuant to Section 422 of the Code upon the exercise of an ISO will not be available to a Participant who exercises any ISO more than (i) 12 months after the date of termination of employment due to the Participant's disability or (ii) three months after the date of termination of employment due to retirement of the Participant.

     5.9 Limited Transferability. No Option or SAR, nor any interest therein, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee shall have the discretionary authority to grant NQSOs and SARs (that are not Related to an ISO) that are transferable by the Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members, or a partnership in which such family members were the only partners. The holder of an NQSO or SAR transferred pursuant to this Section 5.9 shall be bound by the terms and conditions that govern the NQSO or SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the NQSO or SAR except by will or the laws of descent and distribution.

6.  RESTRICTED STOCK

     6.1 General Terms/Conditions. The Committee may, in its discretion, grant one or more Awards of Restricted Stock to any Participant. Each Award of Restricted Stock shall be evidenced by an Agreement which shall specify the number of Shares to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such Shares by the Participant, the Restriction Period and any other conditions imposed on such Shares as the Committee, in its discretion, shall determine. Notwithstanding the foregoing, the Committee shall impose upon each Award of Restricted Stock made to a Participant who is an Officer a Restriction Period expiring no earlier than six months after the date of grant of the Restricted Stock.

     6.2 Maximum Award of Restricted Stock. The maximum number of Shares that may be allotted by the Committee pursuant to Restricted Stock awarded to any individual Participant shall not exceed, in any fiscal year, 25,000 Shares.

     6.3  Restrictions and Forfeitures.

     (a) Shares included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such Shares have fully vested.

     (b) Participants holding shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Restriction Period. During the Restriction Period, Participants holding shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock is designed to comply with one or more of the Performance Measures set forth in Section 9.1, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Stock, such that the dividends and/or the Restricted Stock maintain eligibility under Section 162(m) of the Code.

     (c) In the event that the Participant shall have paid any cash for the Restricted Stock, the Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

     (d) The Restricted Stock shall be evidenced by a stock certificate registered only in the name of the Participant, which stock certificate shall be held by the Company until the Restricted Stock has fully vested.

     (e) The occurrence of any of the following events shall cause the immediate vesting of the Restricted Stock:

          (i) the death of the Participant;

          (ii) the retirement of the Participant on or after the Participant's normal retirement date;

          (iii) the disability of the Participant.

          For the purposes of this Subsection, the term "disability" shall be defined as such term is defined in Section 5.4(c)(i). Notwithstanding the foregoing, to the extent a condition(s) other than a Restriction Period has been imposed by the Committee upon the Restricted Stock, the occurrence of the foregoing shall not cause immediate vesting unless and until such condition(s) has been met.

     (f) A Restricted Stock Award shall be entirely forfeited by the Participant in the event that prior to vesting, the Participant breaches any terms or conditions of the Plan, the Participant resigns from or is terminated by the Company, or any condition(s) imposed upon vesting are not met.

     6.4 Legend on Certificates. Each certificate evidencing a Restricted Stock Award under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:

     "The transferability of this certificate and the shares of Common Stock represented hereby are subject to the terms and conditions (including forfeiture) contained in The Shaw Group Inc. 2001 Employee Incentive Compensation Plan and a Restricted Stock Agreement entered into between the registered owner and The Shaw Group Inc. Copies of such Plan and Agreement are on file in the offices of the Secretary of The Shaw Group Inc., 8545 United Plaza Boulevard, Baton Rouge, Louisiana 70809."

     6.5 Section 83(b) Elections. Within 30 days after the issuance of shares of Restricted Stock to a Participant under the Plan, the Participant shall decide whether or not to file an election pursuant to Section 83(b) of the Code and Treasury Regulation Section 1.83-2 (and state law counterparts) with respect to such Restricted Stock. If the Participant does file such an election, the Participant shall promptly furnish the Company with a copy of such election.

7.  PERFORMANCE SHARES

     7.1 Grant of Performance Shares. Subject to the terms of the Plan, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, provided that no more than 25,000 Shares may be subject to any Performance Share Awards granted to any individual Participant in any fiscal year.

     7.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares that will be paid out to the Participant.

     7.3 Earning of Performance Shares. Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Shares shall be entitled to receive payout on the number and value of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

     7.4 Form and Timing of Payment of Performance Shares. Payment of earned Performance Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Agreement pertaining to the grant of the Award of Performance Shares.

     At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 6 hereof). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

     7.5 Termination of Employment Due to Death, Disability, or
Retirement. Unless determined otherwise by the Committee and set forth in the Agreement evidencing an Award of Performance Shares, in the event the employment of a Participant is terminated by reason of death, disability, or retirement during a Performance Period, the Participant or his legal representative shall receive a payout of the Performance Shares which is prorated, as specified by the Committee, in its sole discretion. For purposes of this Section 7.5, the term "disability" shall be defined as such term is defined in Section 5.4(c)(i).

     Payment of earned Performance Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Agreement evidencing such Award. Notwithstanding the foregoing, with respect to Performance Shares that have been awarded with the intention of qualifying as "performance-based compensation" under Section 162(m) of the Code to a Participant who retires during a Performance Period, payment shall be made pursuant to such Performance Share Award at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

     7.6 Termination of Employment for Other Reasons. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 7.5 above, all Performance Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Agreement evidencing such Award.

     7.7 Non-Transferability. Except as otherwise provided in an Agreement evidencing such Award of Performance Shares, Performance Shares may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such Performance Shares have fully vested. Further, except as otherwise provided in an Agreement evidencing such Award of Performance Shares, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

8.  INCENTIVE BONUSES

     8.1 Awards of Incentive Bonuses. The Committee shall have the discretionary authority to designate Participants to whom Incentive Bonuses are to be paid. Incentive Bonuses shall be determined exclusively by the Committee pursuant to procedures established by the Committee; provided, however, that for any fiscal year, no individual Participant may receive Incentive Bonuses aggregating more than $5 million.

     8.2 Terms and Conditions. The Committee, at the time an Incentive Bonus is made, shall specify the terms and conditions that govern the granting thereof. Such terms and conditions may include, by way of example and not limitation, requirements that the Participant complete a specified period of employment with the Company or a Subsidiary, or that the Company or Subsidiary or the Participant attain stated objectives or goals as a prerequisite to payment under an Incentive Bonus. The Committee, at the time the Incentive Bonus is granted shall also specify what amount shall be payable under the Incentive Bonus and whether amounts shall be payable in the event of the Participant's death, disability or retirement.

     8.3 Settlement of Incentive Bonuses. Settlement of Incentive Bonuses is subject to Section 10.

9.  PERFORMANCE-BASED COMPENSATION

     9.1 Performance Measures. The Committee may designate whether an Award being granted to any Participant is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such Awards designated by the Committee to be "performance-based compensation" shall be conditioned on the achievement of one or more Performance Measures, to the extent required by Code Section 162(m). The Performance Measures that may be used by the Committee for such Awards shall be based on any one or more of the following, as selected by the Committee:

          (a) Earnings per share;

          (b) Net income (before or after taxes);

          (c) Return measures (including, but not limited to, return on assets, capital, equity or sales);

          (d) Earnings before or after taxes;

          (e) Share price (including, but not limited to, growth measure and total shareholder return);

          (f) Gross revenues;

          (g) Working capital measures; or

          (h) Backlog.

For Awards under this Section 9 intended to be "performance-based compensation",
(i) the grant of the Awards and the establishment of the Performance Measures shall be made during the period required by Section 162(m) of the Code and (ii) the Committee shall certify in writing that the Performance Measure has been met. The Committee shall have the discretion to define the Performance Measures on a corporation or subsidiary or business division basis or in comparison with peer group performance.

     9.2 Board Authority. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Board of Directors of the Company shall have the sole discretion to make changes in the Performance Measures without shareholder approval.

10.  SETTLEMENT OF AWARDS

     The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Common Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine, in its sole discretion. Satisfaction of any such obligations under an Award, which is sometimes referred to as "settlement" of the Award, may be subject to such conditions, restrictions, and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

11.  CONSULTANTS

     An Award made to a Consultant hereunder must be supported by bona fide services actually rendered by the Company to the Consultant. However, in no event shall an Award be made to a Consultant (i) for services rendered by the Consultant in connection with the offer or sale of securities in a capital raising transaction or (ii) who directly or indirectly promotes or maintains a market for the Company's securities.

12.  GOVERNMENT REGULATIONS

     This Plan, the granting of Awards under this Plan and the issuance or transfer of Shares (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no Shares shall be issued by the Company, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Company, been complied with. In connection with any stock issuance or transfer, the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing or for quotation on any stock exchange or automated quotation system on which Shares may then be listed or quoted, and (ii) the completion and effectiveness of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

13.  TAX WITHHOLDING

     The Company shall have the right to withhold from amounts due Participants, or to collect from Participants directly, the amount which the Company deems necessary to satisfy any taxes required by law to be withheld at any time by reason of participation in the Plan, and the obligations of the Company under the Plan shall be conditional on payment of such taxes. The Participant may, prior to the due date of any taxes, pay such amounts to the Company in cash, or with the consent of the Committee, in Shares (which shall be valued at their Fair Market Value on the date of payment). There is no obligation under this Plan that any Participant be advised of the existence of the tax or the amount required to be withheld. Without limiting the generality of the foregoing, in any case where it determines that a tax is or will be required to be withheld in connection with the issuance or transfer or vesting of Shares under this Plan, the Company may pursuant to such rules as the Committee may establish, reduce the number of such Shares so issued or transferred by such number of Shares as the Company may deem appropriate in its sole discretion to accomplish such withholding or make such other arrangements as it deems satisfactory. Notwithstanding any other provision of this Plan, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or successor provision) promulgated by the Commission.

14.  ADMINISTRATION OF PLAN

     14.1 The Committee. The Plan shall be administered by the Committee, which shall be comprised of two or more members of the Board of Directors, each of whom shall be a "Non-Employee Director" as defined in Rule 16b-3(b)(3) (or any successor provision) promulgated by the Commission and each of whom shall qualify as an "outside director" as defined in Section 162(m) of the Code.

     14.2 Committee Action. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business, and any determination or action may be taken at a meeting by a majority vote or may be taken without a meeting by a written resolution signed by all members of the Committee. All decisions and determinations of the Committee shall be final, conclusive and binding upon all Participants and upon all other persons claiming any rights under the Plan with respect to any Award. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for willful misconduct in the performance of their duties.

     14.3 Committee Authority. In amplification of the Committee's powers and duties, but not by way of limitation, the Committee shall have full authority and power to:

          (a) Construe and interpret the provisions of the Plan and establish, amend and rescind rules and regulations relating to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan not inconsistent with the Plan;

          (b) Decide all questions of eligibility for Plan participation and for the grant of Awards;

          (c) Determine the types of Awards and the number of Shares covered by the Awards, if any, to be granted to any Participant, to establish the terms, conditions, Performance Measures, restrictions and other provisions of such Awards, and (subject to the restrictions imposed by Section 17) to cancel or suspend Awards;

          (d) Adopt forms of agreements and other documents consistent with the Plan;

          (e) Engage agents to perform legal, accounting and other such professional services as it may deem proper for administering the Plan; and

          (f) Take such other actions as may be reasonably required or appropriate to administer the Plan or to carry out the Committee activities contemplated by other sections of this Plan.

     14.4 Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the Board of Directors and the members of the Committee shall be indemnified by the Company against the reasonable expenses, including court costs and reasonable attorneys' fees, actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except where such indemnification is expressly prohibited by applicable law.

15.  CHANGE OF CONTROL

     Subject to the provisions of Section 4.4 (relating to the adjustment of Shares), or except as otherwise provided in the Agreement evidencing the Award, upon the occurrence of a Change of Control:

          (a) all outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable,

          (b) all outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable,

          (c) all Restricted Stock and Performance Shares shall become fully vested, and

          (d) All Incentive Bonuses that have been approved and accrued shall become fully payable.

16.  EFFECTIVE DATE AND SHAREHOLDER APPROVAL

     The Effective Date of the Plan shall be November 27, 2000 (the date the Plan was approved by the Board of Directors) subject to receipt within one year of such date the approval of the Plan by the holders of a majority of the total voting power of the voting securities of the Company present in person or represented by proxy at a meeting of shareholders at which the approval of such Plan is considered.

17.  AMENDMENT AND TERMINATION

     17.1 The Plan

     (a) Amendment. The Board of Directors may amend the Plan from time to time in its sole discretion unless the amendment would, pursuant to any applicable federal, state or local law or pursuant to the rules of the exchange upon which the Common Stock is then trading, require shareholder approval, in which event such approval shall be obtained. However, no amendment shall adversely affect the rights of any Participant under any Award theretofore made under the Plan, without the Participant's consent.

     (b) Termination. The Plan shall terminate automatically on the tenth anniversary of the Effective Date, and the Board of Directors may suspend or terminate the Plan at any earlier time. Upon termination of the Plan, no additional Awards shall be granted under the Plan; provided, however, that the terms of the Plan shall continue in full force and effect with respect to outstanding Awards and Shares issued under the Plan.

     17.2 Awards. Subject to the terms and conditions and the limitations of the Plan, the Committee may in the exercise of its sole discretion modify, extend or renew the terms of outstanding Awards granted under the Plan, or accept the surrender of outstanding Awards (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Participant, impair any rights or obligations under any Awards theretofore granted under the Plan.

18.  MISCELLANEOUS

     18.1 No Individual Rights. No person shall have any claim or right to be granted an Award under the Plan, or having been selected as a Participant for one Award, to be so selected again. Neither the establishment of the Plan nor any amendments thereto, nor the granting of any Award under the Plan, shall be construed as in any way modifying or affecting, or evidencing any intention or understanding with respect to, the terms of the employment of any Participant with the Company or any of its Subsidiaries.

     18.2 Multiple Awards. Subject to the terms and restrictions set forth in the Plan, a Participant may hold more than one Award.

     18.3 Written Notice. As used herein, any notices required hereunder shall be in writing and shall be given on the forms, if any, provided or specified by the Committee. Written notice shall be effective upon actual receipt by the person to whom such notice is to be given; provided, however, that in the case of notices to Participants and their transferees, heirs, legatees and legal representatives, notice shall be effective upon delivery if delivered personally or three business days after mailing, registered first class postage prepaid to the last known address of the person to whom notice is given. Written notice shall be given to the Committee and the Company at the following address or such other address as may be specified from time to time:

        The Shaw Group Inc.
        4171 Essen Lane
        Baton Rouge, Louisiana 70809
        Attention: Secretary

     18.4 Unfunded Plan. The Plan shall be unfunded and shall not create (and shall not be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant. To the extent any person holds any obligation of the Company by an Award granted under the Plan, such obligation shall merely constitute a general unsecured liability of the Company and accordingly, shall not confer upon such person any right, title or interest in any assets of the Company.

     18.5 Applicable Law; Severability. The Plan shall be governed by and construed in all respects in accordance with the laws of the State of Louisiana. If any provision of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

   THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

                               THE SHAW GROUP INC.
                 4171 Essen Lane o Baton Rouge, Louisiana 70809

The undersigned hereby appoints J.M. Bernhard, Jr. and Robert L. Belk, and each of them with full power of substitution, the attorney and proxy of the undersigned to attend the Annual Meeting of Shareholders of THE SHAW GROUP INC. to be held at The Radisson Hotel, 4728 Constitution Avenue, Baton Rouge, Louisiana, at 9:00 a.m. on January 24, 2003, or any postponement or adjournment thereof, and to vote all shares of common stock held of record by the undersigned on December 18, 2002, with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or any postponement or adjournment thereof. The Board of Directors recommends a vote for the following items:

1.       ELECTION OF DIRECTORS

         o FOR all nominees listed in this block (except as marked to the contrary)

         o WITHHOLD AUTHORITY to vote for all nominees listed in this block

         NOMINEES: J.M. Bernhard, Jr., William H. Grigg, L. Lane Grigsby, David
         W. Hoyle, Albert McAlister, Charles E. Roemer, III and John W. Sinders, Jr.

         INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW:

         -----------------------------------------------------------------------

2. To approve an amendment to The Shaw Group Inc. 2001 Employee Incentive Compensation Plan to increase by 1,500,000 shares the number of shares of the Company's no par value common stock reserved for issuance thereunder.

                 [ ]  FOR             [ ]  AGAINST              [ ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                 [ ]  FOR             [ ]  AGAINST              [ ]  ABSTAIN




                - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                              FOLD AND DETACH HERE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, IT IS THE INTENTION OF THE PROXIES TO VOTE FOR PROPOSALS 1, 2 AND 3.

Shareholders are requested to confirm to the Company how many of the shares they own as of December 18, 2002 were beneficially owned on or before December 18, 1998, entitling such shareholder to five votes per share, and how many were acquired after December 18, 1998, entitling such shareholder to one vote per share. IF NO CONFIRMATION OF BENEFICIAL OWNERSHIP IS RECEIVED FROM A SHAREHOLDER AT LEAST THREE (3) BUSINESS DAYS PRIOR TO THE ANNUAL MEETING, IT WILL BE DEEMED BY THE COMPANY THAT BENEFICIAL OWNERSHIP OF ALL SHARES WAS EFFECTED AFTER DECEMBER 18, 1998, AND THAT THE SHAREHOLDER WILL BE ENTITLED TO ONE VOTE FOR EACH SHARE. If a shareholder provides incorrect information, he or she may provide correct information at any time at least three (3) business days prior to the date of the Annual Meeting.

                                    PLEASE MARK, SIGN, DATE AND RETURN
                                    THE PROXY CARD PROMPTLY USING THE
                                    ENCLOSED ENVELOPE

                                    I PLAN TO ATTEND MEETING           [  ]

                                    Dated:
                                          --------------------------------------


                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature if held jointly

                                    INSTRUCTIONS: This proxy, signed and dated, must be returned for your shares to be represented at the Annual Meeting. To vote, please mark the appropriate box for each proposal in blue or black ink, date and sign this proxy exactly as your name appear(s) hereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title.



                                SEE REVERSE SIDE